                                                     Registration Nos.  33-72190
                                                                        811-8166

    As filed with the Securities and Exchange Commission on October 30, 1997

--------------------------------------------------------------------------------
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549
                                     FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          X

                           Post-Effective Amendment No. 9                      X
                                        and
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X
                                  Amendment No. 10                             X


                           ESC STRATEGIC FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                    3435 Stelzer Road, Columbus, Ohio  43219
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including area code:  (800) 662-8417
--------------------------------------------------------------------------------

                            W. Howard Cammack, Jr.
                        Equitable Securities Corporation
                           800 Nashville City Center
                                511 Union Street
                        Nashville, Tennessee  37219-1743

                    (Name and Address of Agent for Service)

                                   Copies to:

       Jeffrey L. Steele, Esq.                    George O. Martinez, Esq.
        Dechert Price & Rhoads                      BISYS Fund Services
         1500 K Street, N.W.                         3435 Stelzer Road
       Washington, D.C.  20005                   Columbus, Ohio 43219-3035

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)


    X immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of rule 485.


                       DECLARATION PURSUANT TO RULE 24f-2

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously filed a declaration of registration of an indefinite number of shares of Common Stock, $.001 par value per share, of all series of the Registrant, now existing or hereafter created. Registrant's 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 29, 1997.

                           ESC STRATEGIC FUNDS, INC.
                             CROSS REFERENCE SHEET
                          (as required by Rule 404(c))



PART A
N-1A Item No.                                        Location

Item 1.        Cover Page                            Cover Page

Item 2.        Synopsis                              Highlights

Item 3.        Condensed Financial Information       Not applicable

Item 4.        General Description of Registrant     The Fund; Description of
                                                     Securities and Investment
                                                     Practices; Investment
                                                     Restrictions

Item 5.        Management of the Fund                Management of the Fund

Item 5A.       Not Applicable                        Not Applicable

Item 6.        Capital Stock and Other Securities    Other Information,
                                                     Dividends, Distributions
                                                     and Federal Income
                                                     Taxation

Item 7.        Purchase of Securities Being Offered  Fund Share Valuation;
                                                     Purchase of Fund Shares;
                                                     Management of the Fund
                                                     Redemption of Fund Shares

Item 8.        Redemption or Repurchase              Redemption of Fund Shares

Item 9.        Pending Legal Proceedings             Not Applicable

Part B
N-1A Item No.                                         Location

Item 10.       Cover Page                             Cover Page

Item 11.       Table of Contents                      Table of Contents

Item 12.       General Information and History        Not Applicable

Item 13.       Investment Objectives and Policies     Investment Policies

Item 14.       Management of the Registrant           Management

Item 15.       Control Persons and Principal          Not Applicable
               Holders of Securities

Item 16.       Investment Advisory and Other          Management
               Services.

Item 17.       Brokerage Allocation                   Portfolio Transactions

Item 18.       Capital Stock and Other Securities     Other Information

Item 19.       Purchase, Redemption and Pricing of    Purchase of Fund Shares;
               Securities Being Offered               Redemption of Fund
                                                      Shares (Part A)

Item 20.       Tax Status                             Taxation

Item 21.       Underwriters                           Management

Item 22.       Calculations of Performance Data       Other Information

Item 23.       Financial Statements                   Not Applicable

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

                               PRELIMINARY NOTE


The Registrant's Prospectus dated July 29, 1997, and supplemented on September 24, 1997 and October 3, 1997, to which the interim financial statements contained herein are added by Post-Effective Amendment No. 9, are incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c).

                          THE VALUE FUND PORTFOLIO OF
                           ESC STRATEGIC FUNDS, INC.

                       SUPPLEMENT DATED OCTOBER 30, 1997
                     TO THE PROSPECTUS DATED JULY 29, 1997

The table of "Financial Highlights (unaudited)" for a share of the Value Fund Portfolio of ESC Strategic Funds, Inc., outstanding through the period ended September 30, 1997 below supplements the audited financial statements contained in the Statement of Additional Information and sets forth certain information regarding the investment operations of the Value Fund for the period presented.

This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.


                              FINANCIAL HIGHLIGHTS

                                  (UNAUDITED)


                                                                          THE VALUE FUND
                                                                   CLASS A              CLASS B
                                                                 MAY 7, 1997          MAY 7, 1997
                                                               (COMMENCEMENT OF     (COMMENCEMENT OF
                                                              OPERATIONS) THROUGH  OPERATIONS) THROUGH
                                                              SEPTEMBER 30, 1997   SEPTEMBER 30, 1997
                                                              -------------------  -------------------
Net Asset Value, Beginning of Period........................        $10.00               $10.00
Income from investment operations:
  Net investment income.....................................          0.02                 0.00
  Net realized and unrealized (loss) on investments.........          1.22                 1.22
                                                                    ------               ------
          Total from investment operations..................          1.24                 1.24
                                                                    ------               ------
Less Dividends and Distributions:
  From net investment income................................          0.00                 0.00
  From realized gains.......................................          0.00                 0.00
                                                                    ------               ------
Total Distributions.........................................          0.00                 0.00

Net Asset Value, End of Period..............................        $11.24               $11.22
                                                                    ======               ======
Total Return (excludes sales charge)........................         12.40%(a)            12.20%(a)
Ratios to Average Net Assets of:
  Net investment income.....................................          0.42%(b)             0.07%(b)
  Expenses net of waivers/reimbursements and expenses paid
     by third parties.......................................          1.14%(b)             1.34%(b)
  Expenses before waivers/reimbursements and expenses paid
     by third parties.......................................          2.27%(b)             2.46%(b)
Portfolio turnover rate.....................................          6.41%                6.41%
Average Commission per Share................................        $ 0.05               $ 0.05


(a)  Not annualized.
(b)  Annualized.

                            ESC STRATEGIC FUNDS, INC.
                                 (THE "COMPANY")
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-8001
              GENERAL AND ACCOUNT INFORMATION: (800) 261-FUND(3863)

                       EQUITABLE SECURITIES CORPORATION --
                       INVESTMENT ADVISER AND DISTRIBUTOR

                       BISYS FUND SERVICES--ADMINISTRATOR

                       STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information ("SAI") describes the seven funds (the "Funds") advised by Equitable Securities Corporation.(the "Adviser"). The Funds are:

         -        ESC Strategic Appreciation Fund
         -        ESC Strategic Global Equity Fund
         -        ESC Strategic Small Cap Fund*
         -        ESC Strategic Income Fund
         -        ESC Strategic Asset Preservation Fund
         -        ESC Strategic Growth Fund
         -        ESC Strategic Value Fund

         Each Fund has distinct investment objectives and policies and several of the Funds have one or more Managers. See "Management." Shares of the Funds are sold to the public by the Distributor as an investment vehicle for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

         The Company is offering an indefinite number of shares of each class of each Fund.


         This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Funds dated July 29, 1997 and supplemented October 30, 1997 (the "Prospectus"). This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by writing or calling the Funds at the address and information numbers printed above.


July 29, 1997.


As supplemented October 30, 1997


----------
*  Currently, shares of the Small Cap Fund are not being offered to the public.

** As of September 29, 1997, the ESC Strategic Asset Preservation Fund was terminated and is no longer available as an investment.

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INVESTMENT POLICIES                                                           3
   Bank Obligations                                                           3
   Commercial Paper                                                           3
   Corporate Debt Securities                                                  3
   Repurchase Agreements                                                      3
   Variable and Floating Rate Demand and Master Demand Notes                  4
   Loans of Portfolio Securities                                              4
   Foreign Securities                                                         5
   Forward Foreign Currency Exchange Contracts                                5
   Interest Rate Futures Contracts                                            5
   Stock Index Futures Contracts                                              6
   Option Writing and Purchasing                                              6
   Options on Futures Contracts                                               7
   Risks of Futures and Options Investments                                   9
   Limitations on Futures Contracts and Options on Futures Contracts          9
   Municipal Obligations                                                      9
   Municipal Lease Obligations                                               10
   Brady Bonds                                                               11
   Warrants and Rights                                                       12
   Investment Companies, Investment Funds                                    12
   Other Investment Policies of ESC Value Fund                               12
INVESTMENT RESTRICTIONS                                                      24
MANAGEMENT                                                                   27
   Directors and Officers                                                    27
   Investment Adviser                                                        30
   The Managers                                                              31
   Distribution of Fund Shares                                               34
   Administrative Services                                                   35
   Service Organizations                                                     36
DETERMINATION OF NET ASSET VALUE                                             38
PORTFOLIO TRANSACTIONS                                                       38
   Portfolio Turnover                                                        39
TAXATION                                                                     39
OTHER INFORMATION                                                            44
   Capitalization                                                            44
   Principal Shareholders                                                    45
   Voting Rights                                                             51
   Custodian, Transfer Agent and Dividend Disbursing Agent                   51
   Yield and Performance Information                                         52
   Independent Accountants                                                   53
   Counsel                                                                   53
   Registration Statement                                                    53
FINANCIAL STATEMENTS                                                         54

                               INVESTMENT POLICIES

         The Prospectus discusses the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies.

         Bank Obligations (All Funds). These obligations include negotiable certificates of deposit and bankers' acceptances. A description of the banks the obligations of which the Funds may purchase are set forth in the Prospectus. A certificate of deposit is a short-term, interest-bearing negotiable certificate issued by a commercial bank against funds deposited in the bank. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.

         Commercial Paper (All Funds). Commercial paper includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions and similar taxable instruments issued by government agencies and instrumentalities. All commercial paper purchased by a Fund must meet the minimum rating criteria for that Fund.

         Corporate Debt Securities (All Funds). Fund investments in these securities are limited to corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the rating criteria established for each Fund. Unlike a nonconvertible corporate obligation, a convertible corporate obligation may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities, are senior to common stock in an issuer's capital structure and generally entail less risk than the issuer's common stock, although the extent that the risk is reduced depends in large measure upon a variety of factors, including the creditworthiness of the issuer and its overall capital structure.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, a Fund's Manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") or another rating agency may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

         Repurchase Agreements (All Funds). The Funds may invest in securities subject to repurchase agreements with U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Funds for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security. A Manager will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to insure that the value of the security always equals or exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Funds may have problems in exercising their rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities.

         Variable and Floating Rate Demand and Master Demand Notes (All Funds). The Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day maturity.

         The Funds may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Funds at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Funds have the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Funds have no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated, the Funds may, under their minimum rating standards, invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for other comparable debt obligations.

         Floating rate demand and master demand notes are similar to variable rate instruments except that their interest rates vary with a designated market index or market rate, such as the coupon equivalent of the U.S. Treasury bill rate.

         Inverse Floaters. Inverse floating rate obligations are fixed-income securities, that have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

         Loans of Portfolio Securities (All Funds). The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided:
(1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 5% of the total assets of a particular Fund.

         The Funds will earn income for lending their securities because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending securities, the Funds may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

         Foreign Securities (All Funds except ESC Strategic Asset Preservation
Fund). As described in the Prospectus, changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

         Since certain Funds may invest in securities denominated in currencies other than the U.S. dollar, and since those Funds may, for various periods pending investment for non speculative purposes, hold funds in bank deposits or other money market investments denominated in foreign currencies, a Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates will influence values of securities in the Fund's portfolio, from the perspective of U.S. investors. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

         Forward Foreign Currency Exchange Contracts (All Funds except ESC Strategic Asset Preservation Fund). Those Funds that purchase foreign currency-denominated securities may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

         Interest Rate Futures Contracts (ESC Strategic Income Fund and ESC Strategic Asset Preservation Fund). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills. For municipal securities, there is the Bond Buyer Municipal Bond Index.

         Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and its Manager anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if a Manager expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher-yielding short- term securities or waiting for the long-term market to stabilize.

         Stock Index Futures Contracts (ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

         The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in the portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If the Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If the Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Fund also may buy or sell stock index futures contracts to close out existing futures positions.

         Option Writing and Purchasing (All Funds). A Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. A Fund may also purchase put and call options. A Fund will not write covered calls on more than 5% of its portfolio, and a Fund will not write covered calls with strike prices lower than the underlying securities' cost basis on more than 5% of its total portfolio. A Fund may not invest more than 5% of its total assets in option purchases.

         A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

         A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put." When a Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which a Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

         Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Managers and verified in appropriate cases. OTC options transactions will be made by a Fund only with recognized U.S. Government securities dealers. OTC options are subject to the Funds' 15% limit on investments in securities which are illiquid or not readily marketable (see "Investment Restrictions"), provided that OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.

         It may be a Fund's policy, in order to avoid the exercise of an option sold by it, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund's interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of a Fund purchasing an option having the same terms as the option sold by the Fund and has the effect of canceling the Fund's position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by a Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund's portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

         Options on Futures Contracts (All Funds). A Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at any time during the option period for a specified exercise price.

         A Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

         The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. A Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

         A Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

         The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transactions costs.

         Risks of Futures and Options Investments. A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio. Further, although a Manager may engage in transactions with respect to index-based futures contracts if the Manager believes a correlation exists between price movements in the index and in a Fund's portfolio securities, such a correlation is not likely to be perfect because the Fund's portfolio is not likely to duplicate the index, making the futures contract an imperfect hedge.

         Limitations on Futures Contracts and Options on Futures Contracts. Each Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

         Municipal Obligations. (ESC Strategic Asset Preservation Fund). When consistent with its investment objectives and policies, including quality criteria, a Fund may invest in securities issued by states, their political subdivisions and agencies and instrumentalities of the foregoing ("Municipal Obligations"). Such Municipal Obligations include municipal bonds, floating rate and variable rate Municipal Obligations, participation interests in municipal bonds, asset-backed certificates, commercial paper, short-term municipal notes, stand-by commitments, municipal lease obligations and third party puts. It may be anticipated that governmental, government-related or private entities will create other investments in addition to those described above. As new types of Municipal Obligations are developed, a Manager may, consistent with a Fund's investment objectives, policies and quality standards, consider making investments in such types of Municipal Obligations. Municipal Obligations in which a Fund may invest include "general obligation" and "revenue" securities. General obligation securities are backed by the issuer's full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited in terms of rate or amount or special assessments. Revenue securities are secured primarily by net revenues generated by a particular facility or group of facilities, or by the proceeds of a special excise or other specific revenue source. Additional security may be provided by a debt service reserve fund. Municipal bonds include industrial development bonds ("IDBs"), moral obligation bonds, put bonds and private activity bonds ("PABs"). PABs are generally related to the financing of a facility used by a private entity or entities. The credit quality of such bonds is usually directly related to that of the users of the facilities. The interest on most PABs is subject to the Federal alternative minimum tax.

         A Fund may purchase from banks participation interests in all or part of specific holdings of Municipal Obligations. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank. The credit of either or both the issuer of the Municipal Obligations or of the selling bank must meet the Fund's credit quality standards. A Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest plus accrued interest, but only (a) when necessary to provide liquidity to the Fund, (b) to maintain the Fund's quality standards, or (c) in the event of a default under the terms of the Municipal Obligation.

         A Fund may acquire "stand-by commitments," which will enable it to improve its portfolio liquidity by making available same-day settlements on sales of its securities. A stand-by commitment gives a Fund, when it purchases a Municipal Obligation from a broker, dealer or other financial institution ("seller") the right to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." A Fund may acquire stand-by commitments solely to facilitate portfolio liquidity and not to protect against changes in the market price of the Fund's portfolio securities. The exercise by a Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

         It is expected that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

         It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Directors will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security, subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

         There is no assurance that stand-by commitments will be available to a Fund nor does a Fund assume that such commitments would continue to be available under all market conditions.

         A Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement. In the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically. The risk to a Fund in this case will be that of holding a long- term bond which would tend to lengthen the weighted average maturity of the Fund's portfolio.

         Municipal Lease Obligations. (ESC Strategic Asset Preservation Fund). Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "non-appropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with municipal bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. In order to limit certain of these risks, the Fund will limit its investments in municipal lease obligations that are illiquid, together with all other illiquid securities in its portfolio, to not more than 15% of its assets. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to guidelines approved by the Board of Directors. Factors considered in making such determinations may include; the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

         Brady Bonds. (ESC Strategic Income Fund and ESC Strategic Value Fund). "Brady Bonds" are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market.

         Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Brady Plan debt restructurings totaling more than $80 billion have been implemented to date in Argentina, Bolivia, Costa Rica, Mexico, Nigeria, the Philippines, Uruguay and Venezuela with the largest proportion of Brady Bonds having been issued to date by Argentina, Mexico and Venezuela. Brazil has announced plans to issue Brady Bonds in respect of approximately $44 billion of bank debt but there can be no assurance that the circumstances regarding the issuance of Brady Bonds by Brazil will not change.

         Most Argentine and Mexican Brady Bonds and a significant portion of the Venezuela Brady Bonds issued to date are collateralized Brady Bonds with interest coupon payments collateralized on a rolling-forward basis by funds or securities held in escrow by an agent for the bondholders. Of the other issuers of Brady Bonds, Bolivia, Nigeria, the Philippines and Uruguay have to date issued collateralized Brady Bonds. While the Adviser anticipates that collateralized Brady Bonds will be issued by Brazil, there can be no assurance that any such obligations will be issued or, if so, when. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. Many of the Brady Bonds and other sovereign debt securities in which a Fund invests are likely to be acquired at a discount.

         Warrants and Rights (All Funds). The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if the equity securities are deemed appropriate by the Manager for inclusion in the Fund's portfolio.

         Investment Companies and Investment Funds (All Funds). Each Fund is permitted to invest in shares of other open-end or closed-end investment companies. The Investment Company Act of 1940, as amended, generally prohibits each Fund from acquiring more than 3% of the outstanding voting shares of another investment company and limits such investments to no more than 5% of each Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The Act also prohibits the Fund and other funds of the Company from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. To the extent the Fund invests a portion of its assets in investment companies, those assets will be subject to the expenses of any such investment company as well as to the expenses of the Fund itself. The Fund may not purchase shares of any affiliated investment company except as permitted by SEC Rule or Order.

Other Investment Policies of ESC Strategic Value Fund

         In respect of ESC Strategic Value Fund, some emerging market countries have laws and regulations that currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in those countries is permitted by certain emerging market countries through investment funds. Any investment by the Fund in these investment funds would be subject to applicable law. Under certain circumstances, an investment in an investment fund will be subject to the additional limitations that apply to investments in investment companies. Such investment funds also involve an extra layer of expenses in addition to those of the Fund. Additionally such investment may carry U.S. tax consequences. See "Taxation" section for further explanation.

         Mortgage-Related Securities.

         REMICs: A REMIC is a CMO that qualifies for special tax treatment under the code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

         Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, that must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

         The Fund may also invest in Stripped Mortgage-Backed Securities ("SMBS"), derivative multi-class mortgage securities issued by U.S. Government agencies or instrumentalities or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and their special purpose subsidiaries.

         SMBS generally have two classes: one (the "IO" class) entitles the holders to receive distributions consisting solely or entirely of all or a portion of interest payments from the underlying pool of mortgages or mortgage-backed securities ("mortgage assets"); the other (the "PO") class entitles the holders to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying mortgage asset pool. The cash flows and yields on IO and PO classes are considerably more sensitive to changes in the rate of principal payments (including prepayments) on the underlying mortgage assets than an investment in a traditional mortgage-backed security, thus exposing the Fund to more risk.

         Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, that is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to a bank or other permitted entity and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

         Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

         It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

         As new types of mortgage-related securities are developed and offered to investors, the Manager will, consistent with the Fund's investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

         Other Asset-Backed Securities. Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, that represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, known as collateralized obligations that are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

         Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

         The market for asset-backed securities is at a relatively early state of development. Accordingly, there may be a limited secondary market for such securities. Some of the asset-backed securities in which the Fund may invest are described below. Certificates for Automobile Receivables ("CARS"). CARS represent undivided fractional interests in a trust ("trust') whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are "passed through" monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying sales contracts are subject to prepayment, that may reduce the overall return to certificate holders. If the letter of credit is exhausted, certificate holders may also experience delays in payment or losses on CARS if the full amounts due on underlying sales contracts are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts, or because of depreciation, damage or loss of the vehicles securing the contracts, or other factors. For asset-backed securities, the industry standard uses a principal prepayment model, the "ABS Model," which is similar to the PSA model described previously under "Mortgage-Related Securities." Either the PSA model, the ABS model or other similar models that are standard in the industry will be used by the Fund in calculating the maturity for purposes of its investment in asset-backed securities.

         Structured Investments. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the Investment Company Act of 1940. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Manager in accordance with credit-risk guidelines established by the Board of Directors.

         Structured Notes. Structured Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500 Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Manager wishes to accept while avoiding or reducing certain other risks.

         Swaps. Swap contracts are derivatives in the form of a contract or other similar instrument which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specific index and agreed upon notional amount. The term specified index includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed-income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed-income index for the return generated by a second fixed-income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

         The Fund will usually enter into swaps on a net basis, i.e., the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two returns. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities. The Fund will not enter into any swap agreement unless the counterparty meets the rating requirements set forth in guidelines established by the Fund's Board of Directors.

         Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that a portfolio is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Swaps that include caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

         Zero Coupon Securities and Deferred Interest Obligations. The Fund may invest in zero coupon securities and deferred interest obligations issued by the U.S. Treasury or by private issuers such as domestic or foreign corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. Zero coupon securities and deferred interest obligations usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. An additional risk of private-issuer zero coupon securities and deferred interest obligations is the credit risk that the issuer will be unable to make payment at maturity of the obligations.

         While zero coupon securities do not require the periodic payment of interest, deferred interest obligations generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest obligation, a typical period is approximately one-third of the obligation's term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. With zero coupon securities, however, the lack of periodic interest payments means that the interest rate is "locked in" and the investor avoids the risk of having to reinvest periodic interest payments in securities having lower rates.

         Because the Fund accrues taxable income from zero coupon and deferred interest securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors; the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

         Custodial Receipts. The Fund may acquire U.S. Government Securities and their unmatured interest coupons that have been separated (stripped) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government Securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts (TIGRs) and Certificate of Accrual on Treasury Securities
(CATS). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government Securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Fund. CATS and TIGRs are not considered U.S. Government Securities by the Staff of the SEC, however. Further, the IRS' conclusion is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Fund. The Company is not aware of any binding legislative, judicial or administrative authority on this issue.

         Loan Participations. Through a loan participation, the Fund can buy from a lender a portion of a larger loan that it has made to a borrower. By buying loan participations, the Fund may be able to acquire interests in loans from financially strong borrowers that the Fund could not otherwise acquire. These instruments are typically interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities. Generally, loan participations are sold without guarantee or recourse to the lending institution and are subject to the credit risks of both the borrower and the lending institution. While loan participations generally trade at par value, if the borrowers have credit problems, some may sell at discounts. To the extent that borrower's credit problems are resolved, the loan participations may then appreciate in value. These loan participations, however, carry substantially the same risk as that for defaulted debt obligations and may cause loss of the entire investment. Most loan participations are illiquid and therefore will be included in the Fund's limitation on illiquid investments.

         Pay-in-Kind Bonds. Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of the bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

         Trade Claims. The Fund may invest in trade claims. Trade claims are interest in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor's financial position improves or the claim is paid.

         An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

         Equity-Linked Securities. The Fund may invest in equity-linked securities, including, among others, PERCS, ELKS or LYONs, which are securities that are convertible into, or the value of which is based upon the value of, equity securities upon certain terms and conditions. The amount received by an investor at maturity of such securities is not fixed but is based on the price of the underlying common stock. It is impossible to predict whether the price of the underlying common stock will rise or fall. Trading prices of the underlying common stock will be influenced by the issuer's operational results, by complex, interrelated political, economic, financial or other factors affecting the capital markets, the stock exchanges on which the underlying common stock is traded and the market segment of which the issuer is a part. In addition, it is not possible to predict how equity-linked securities will trade in the secondary market. The market for such securities may be shallow, and high volume trades may be possible only with discounting. In addition to the foregoing risks, the return on such securities depends on the creditworthiness of the issuer of the securities, which may be the issuer of the underlying securities or a third party investment banker or other lender. The creditworthiness of such third party issuer of equity-linked securities may, and often does, exceed the creditworthiness of the issuer of the underlying securities. The advantage of using equity-linked securities over traditional equity and debt securities is that the former are income producing vehicles that may provide a higher income than the dividend income on the underlying equity securities while allowing some participation in the capital appreciation of the underlying equity securities. Another advantage of using equity-linked securities is that they may be used for hedging to reduce the risk of investing in the generally more volatile underlying equity securities.

         The following are three examples of equity-linked securities. The Fund may invest in the securities described below or other similar equity-linked securities.

         PERCS. Preferred Equity Redemption Cumulative Stock ("PERCS") technically is preferred stock with some characteristics of common stock. PERCS are mandatorily convertible into common stock after a period of time, usually three years, during which the investors' capital gains are capped, usually at 30%. Commonly, PERCS may be redeemed by the issuer at any time or if the issuer's common stock is trading at a specified price level or better. The redemption price starts at the beginning of the PERCS duration period at a price that is above the cap by the amount of the extra dividends the PERCS holder is entitled to receive relative to the common stock over the duration of the PERCS and declines to the cap price shortly before maturity of the PERCS. In exchange for having the cap on capital gains and giving the issuer the option to redeem the PERCS at any time or at the specified common stock price level, the Fund may be compensated with a substantially higher dividend yield than that on the underlying common stock.

         ELKS. Equity-Linked Securities ("ELKS") differ from ordinary debt securities, in that the principal amount received at maturity is not fixed but is based on the price of the issuer's common stock. ELKS are debt securities commonly issued in fully registered form for a term of three years under an indenture trust. At maturity, the holder of ELKS will be entitled to receive a principal amount equal to the lesser of a cap amount, commonly in the range of 30% to 55% greater than the current price of the issuer's common stock, or the average closing price per share of the issuer's common stock, subject to adjustment as a result of certain dilution events, for the 10 trading days immediately prior to maturity. Unlike PERCS, ELKS are commonly not subject to redemption prior to maturity. ELKS usually bear interest during the three-year term at a substantially higher rate than the dividend yield on the underlying common stock. In exchange for having the cap on the return that might have been received as capital gains on the underlying common stock, the Fund may be compensated with the higher yield, contingent on how well the underlying common stock does.

         LYONs. Liquid Yield Option Notes ("LYONs") differ from ordinary debt securities, in that the amount received prior to maturity is not fixed but is based on the price of the issuer's common stock. LYONs are zero-coupon notes that sell at a large discount from face value. For an investment in LYONs, the Fund will not receive any interest payments until the notes mature, typically in 15 to 20 years, when the notes are redeemed at face, or par value. The yield on LYONs, typically, is lower-than-market rate for debt securities of the same maturity, due in part to the fact that the LYONs are convertible into common stock of the issuer at any time at the option of the holder of the LYONs. Commonly, the LYONs are redeemable by the issuer at any time after an initial period or if the issuer's common stock is trading at a specified price level or better, or, at the option of the holder, upon certain fixed dates. The redemption price typically is the purchase price of the LYONs plus accrued original issue discount to the date of redemption, which amounts to the lower-than-market yield. The Fund will receive only the lower-than-market yield unless the underlying common stock increases in value at a substantial rate. LYONs are attractive to investors, like the Fund, when it appears that they will increase in value due to the rise in value of the underlying common stock.

         Arbitrage. The Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Fund does not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of the Fund.

         Foreign Index-Linked Instruments. As part of its investment program, and to maintain greater flexibility, the Fund may invest in instruments which have the investment characteristics of particular foreign securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

         A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. The risks of such investments would reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Fund's ability to invest in foreign index-linked instruments.

         Venture Capital. The Fund may invest in venture capital limited partnerships and venture capital funds that, in turn, invest principally in securities of early stage, developing companies. Investments in venture capital limited partnerships and venture capital funds present a number of risks not found in investing in established enterprises including the facts that such a partnership's or fund's portfolio will be composed almost entirely of early-stage companies that may lack depth of management and sufficient resources, that may be marketing a new product for which there is no established market, and that may be subject to intense competition from larger companies. Any investment in a venture capital limited partnership or venture capital fund will lack liquidity, will be difficult to value, and the Fund will not be entitled to participate in the management of the partnership or fund. If for any reason the services of the general partners of a venture capital limited partnership were to become unavailable, such limited partnership could be adversely affected.

         In addition to investing in venture capital limited partnerships and venture capital funds, the Fund may directly invest in early-stage, developing companies. The risks associated with investing in these securities are substantially similar to the risks set forth above. The Fund will typically purchase equity securities in these early-stage, developing companies; however from time to time, the Fund may purchase non-investment grade debt securities in the form of convertible notes.

         Such investments involve costs at the venture capital level which are in addition to those of the Fund.

         Leveraged Buyouts. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

         Non-Publicly Traded Securities; Rule 144A Securities. The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities, unless the Fund's governing Board determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board will carefully monitor any investments by the Fund in Rule 144A Securities. The Board may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for any determination regarding liquidity.

         Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.


                             INVESTMENT RESTRICTIONS

         The following restrictions are fundamental policies of each Fund, and except as otherwise indicated, may not be changed with respect to a Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the Investment Company Act of 1940 ("1940 Act"), means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

         Each Fund, except as indicated, may not:

         (1) Except for ESC Strategic Small Cap Fund and ESC Strategic Value Fund, with respect to 75% of its total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of such assets in the securities or instruments of any one issuer, except securities or instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (2) Borrow money except that a Fund may borrow from banks up to 10% of the current value of its total net assets for temporary or emergency purposes, provided that a Fund may make no purchases if its outstanding borrowings exceed 5% of its total assets;

         (3) Invest in real estate, provided that a Fund may invest in readily marketable securities (except limited partnership interests) of issuers that deal in real estate and securities secured by real estate or interests therein and a Fund may hold and sell real estate (a) used principally for its own office space or (b) acquired as a result of a Fund's ownership of securities.

         (4) Engage in the business of underwriting securities of other issuers, except to the extent that the purchase of securities directly from the issuer (either alone or as one of a group of bidders) or the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

         (5) Make loans, except that a Fund may (a) lend its portfolio securities, (b) enter into repurchase agreements and (c) purchase the types of debt instruments described in the Prospectus or the SAI;

         (6) Purchase securities or instruments which would cause 25% or more of the market value of the Fund's total assets at the time of such purchase to be invested in securities or instruments of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

         (7) Issue any senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and provided that collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

         (8) Purchase or sell commodity contracts, except that the Fund may invest in futures contracts and in options related to such contracts (for purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities).

         For restriction number 1, above, securities backed only by the assets of a non-governmental user will be deemed to be issued by that user. For purposes of investment restriction number 6, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

         The following policies of the Funds are non-fundamental and may be changed by the Board of Directors without shareholder approval. These policies provide that a Fund, except as otherwise specified, may not:

                  (a) Invest in companies for the purpose of exercising control or management;

                  (b) Knowingly purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition, or reorganization; and (ii) a Fund may invest up to 10% of its total assets in shares of other investment companies;

                  (c) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

                  (d) Mortgage, pledge, or hypothecate any of its assets, except that a Fund may pledge not more than 15% of the current value of the Fund's total net assets;

                  (e) Purchase or retain the securities of any issuer, if those individual officers and Directors of the Company, the Adviser, the Fund's Manager(s), the Administrator, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

                  (f) Invest more than 5% of its net assets in warrants which are unattached to securities; included within that amount, no more than 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchanges;

                  (g) Write, purchase or sell puts, calls or combinations thereof, except as described in the Prospectus or SAI;

                  (h) Except for ESC Strategic Value Fund, invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years' continuous operation;

                  (i) Invest more than 15% of the value of its net assets in investments which are illiquid, or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days' notice); or

                  (j) Invest in oil, gas or other mineral exploration or development programs, although it may invest in issuers that own or invest in such programs.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The principal occupations of the Directors and executive officers of the Company for the past five years are listed below. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

NAME, ADDRESS AND AGE              POSITION WITH COMPANY            PRINCIPAL OCCUPATION
---------------------              ---------------------            --------------------
*William Howard                    Director and President          Equitable Securities Corporation
  Cammack, Sr. (1)                                                  - Chairman, Managing Director
800 Nashville City Center                                           and Director.
511 Union Street
Nashville, TN 37219-1743
Age: 65

*William Howard                    Director and Treasurer          Equitable Securities Corporation
  Cammack, Jr. (1)                                                  - Managing Director and Director.
800 Nashville City Center
511 Union Street
Nashville, TN 37219-1743
Age: 39

1 William Howard Cammack, Sr. and William Howard Cammack, Jr. are father and son.

NAME, ADDRESS
AND AGE                            POSITION WITH COMPANY                   PRINCIPAL OCCUPATION
-------------                      ---------------------                   --------------------
J. Bransford Wallace                Director                               Willis Coroon Corporations
26 Century Boulevard                                                       (insurance) - Vice Chairman
Nashville, TN 37214                                                        (1994); Chairman (1992-93);
Age: 65                                                                    various positions since prior to
                                                                           1989.

Brownlee O. Currey, Jr.             Director                               Osborn Communications, Inc. -
1100 Broadway                                                              Chairman; Nashville Banner
Nashville, TN 37203                                                        Publishing Company - President.
Age: 69

E. Townes Duncan                    Director                               Solidus (1997 to present); Comptronix
30 Burton Hill                                                             Corporation (contract
Suite 100                                                                  manufacturing) - Chairman and
Nashville, TN 37215                                                        Chief Executive Officer (1993-
Age: 44                                                                    1996); Massey Burch Investment
                                                                           Group (venture capital) -
                                                                           Principal (1985-1993).


John L. McAllister                  Assistant Secretary and Assistant      Equitable Securities Corporation
Age: 34                             Treasurer                              - Senior Vice President (1990-present);
                                                                           Copyright Management, Inc. -
                                                                           Analyst (1988-1989).



Ellen Stoutamire                    Secretary                              Employee of BISYS Fund Services; prior to
Age:  48                                                                   joining BISYS, principally employed as an
                                                                           attorney for past 15 years

Bruce Treff                         Assistant Treasurer                    Employee of BISYS Fund Services
Age:  30

Michael Sakala                      Assistant Treasurer                    Employee of BISYS Fund Services
Age: 32

R. Jeffrey Young                    Assistant Treasurer                    Employee of BISYS Fund Services
Age: 31

Alaina Metz                         Assistant Secretary                    Employee of BISYS Fund Services
Age:  29

         Directors of the Company not affiliated with the Adviser, any Manager or the Administrator receive from the Company an annual retainer of $2,000 and a fee of $250 for each Board of Directors and Board committee meeting of the Company attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Adviser, a Manager or the Administrator do not receive compensation from the Company. Total Compensation disclosed below includes the annual retainer, meeting fees and out-of-pocket expenses.

                              DIRECTOR COMPENSATION
                     (FOR FISCAL YEAR ENDED MARCH 31, 1997)

                                                                                      TOTAL
                                              PENSION OR                           COMPENSATION
                                              RETIREMENT                               FROM
                                               BENEFITS            ESTIMATED        REGISTRANT
                          AGGREGATE             ACCRUED             ANNUAL           AND FUND
NAME OF                 COMPENSATION            AS PART            BENEFITS           COMPLEX
PERSON                      FROM                OF FUND              UPON             PAID TO
POSITION                 REGISTRANT            EXPENSES           RETIREMENT         DIRECTORS
--------                ------------           --------           ----------        -----------
J. Bransford               $7,412                  0                   N/A             $7,412
  Wallace

Brownlee O.                $8,647                  0                   N/A             $8,647
  Currey, Jr.

E. Townes                  $4,941                  0                   N/A             $4,941
  Duncan


         As of October 9, 1997, officers and Directors of the Company, as a group, owned less than one percent of the outstanding shares of the Funds.


INVESTMENT ADVISER


         Equitable Securities Corporation (the "Adviser") 511 Union Street, Nashville, Tennessee 37219-1743, serves as investment adviser to the Funds, providing overall supervision of the Managers. For Funds with multiple Managers, the Adviser determines what portion of each Fund's assets shall be allocated to each Manager from time to time. For these services, the Adviser receives from each Fund a fee at an annual rate of 0.50% for ESC Strategic Asset Preservation Fund; 1.0% ESC Strategic Appreciation Fund, ESC Strategic Global Equity Fund, ESC Strategic Small Cap Fund, and ESC Strategic Income Fund; and 1.25% for ESC Strategic Growth Fund and ESC Strategic Value Fund. Out of these fees, the Adviser pays fees of the Managers.


         Under the terms of the Investment Advisory Agreement for the Funds between the Company and the Adviser ("Agreement"), the investment advisory services of the Adviser to the Funds are not exclusive. The Adviser is free to, and does, render investment advisory services to others.


         The Agreement will continue in effect with respect to each Fund for a period more than two years from the date of its execution, only as long as such continuance is approved at least annually (i) by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Board of Directors and (ii) by a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Agreement was approved by the Board of Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such parties, at its meeting held on April 4, 1994, and by the sole shareholder of the Funds on April 4, 1994, except that the initial approval of the Agreement by the Directors (including a majority of the independent directors) and sole initial shareholder with respect to ESC Strategic Growth Fund was on October 23, 1996, and such approvals with respect to ESC Strategic Value Fund were on January 14, 1997. The Agreement was recently re-approved at the October 20, 1997 at a Special Board of Directors meeting. The Agreement may be terminated at any time without penalty by vote of the Directors (with respect to the Company or a Fund) or, with respect to any Fund, by vote of the Directors or the shareholders of that Fund, or by the Adviser, on 60 days written notice by either party to the Agreement and will terminate automatically if assigned.

         The Adviser has entered into a definitive agreement to be acquired by SunTrust Banks, Inc. ("SunTrust"). The acquisition is expected to be completed during the first quarter of 1998. The acquisition will combine the Adviser with an existing SunTrust subsidiary to form a new SunTrust subsidiary to be named SunTrust Equitable Securities. The Adviser, as reorganized, will continue to act as Adviser to the Company and to provide the same services it currently provides, and there will be no significant change in the terms of the current investment advisory agreement or the rate of fees payable to the Adviser under that agreement. Overall, the transaction is expected to expand the Adviser's general financial service capabilities.

         The acquisition will cause a termination in the Company's investment advisory agreement with the Adviser, as well as the portfolio management agreements with each of the Managers. On October 20, 1997 the Fund's Board of Directors approved a new investment advisory agreement with the Adviser and new portfolio management agreements with each of the current Managers with terms substantially identical to those of the current agreement except for the name of the Adviser, the date, term and certain updating changes. Shareholders of all the Funds will be asked to approve the new investment advisory agreement. Shareholders of each Fund for which Equitable Asset Management, Inc. ("EAM") acts as Manager will be asked to approve a new portfolio management agreement between the Adviser and EAM for those Funds. (These Funds are ESC Strategic Small Cap Fund, ESC Strategic Growth Fund and ESC Strategic Value Fund.) Under the terms of an exemptive order received by the Fund and the Adviser from the Commission, the agreements with the other Managers, none of which is affiliated with the Adviser, do not require shareholder approval.

THE MANAGERS

         The Adviser has entered into Portfolio Management Agreements with one or more Managers for each Fund. Each Manager provides services to the particular Fund as Manager. The Funds' Managers are as follows:

         - ESC Strategic Appreciation Fund -- GlobeFlex Capital, L.P., Brandes Investment Partners, Inc., Scott & Stringfellow Capital Management, Inc. and Equitable Asset Management, Inc. (an affiliate of the Adviser).

         -        ESC Strategic Global Equity Fund -- GlobeFlex Capital, L.P.
                  and Murray Johnstone International Limited.

         - ESC Strategic Income Fund -- Llama Asset Management Company, L.P., Cincinnati Asset Management, Inc. and Murray Johnstone International Limited.

         -        ESC Small Cap Fund --  Equitable Asset Management, Inc.
                  (a division of the Adviser's subsidiary, Equitable Trust Company).

         - ESC Strategic Asset Preservation Fund -- Equitable Asset Management, Inc.

         -        ESC Strategic Growth Fund -- Equitable Asset Management, Inc.

         -        ESC Strategic Value Fund -- Equitable Asset Management, Inc.

For more information on each Manager, see the Prospectus. The following is information regarding fees, in dollars and as a percentage of each Fund's assets, paid by the Adviser to Managers of each of the Funds for the periods indicated:

                                PERIOD ENDED                FISCAL YEAR ENDED           FISCAL YEAR ENDED
                               MARCH 31, 1995                MARCH 31, 1996              MARCH 31, 1997
                               --------------               -----------------           ------------------
ESC Strategic
Appreciation Fund:

Aggregate fees to
Adviser                       $55,847       .21%            $224,856      .95%          $419,329       .99%

Aggregate fees to
Manager*                      $45,074       .17%            $158,435      .67%          $271,888       .64%

Fees retained by
Adviser                       $10,773       .04%            $ 66,421      .28%          $147,441       .35%

Fees paid to Equitable
Asset Management              $11,554       .04%            $ 41,231      .17%           $66,053       .16%

ESC Strategic Global
Equity Fund

Aggregate fees to
Adviser                       $43,382       .25%            $156,881      1.0%          $207,116       .99%

Aggregate fees to
Manager*                      $22,009       .13%            $ 76,894      .49%          $104,400       .50%

Fees retained by
Adviser                       $21,373       .12%            $ 79,987      .51%          $102,716       .49%


                                  PERIOD ENDED                FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                 MARCH 31, 1995                MARCH 31, 1996                 MARCH 31, 1997
                                 --------------               -----------------             -----------------
ESC Strategic Small
Cap Fund

Aggregate fees (Net) to
Adviser                         $52,773       .16%            $199,170      .88%          $652,644       .95%

Aggregate fees to
Manager*                        $61,569       .19%            $166,841      .73%          $502,819       .73%

Fees retained by
Adviser                         $(8,796)     (.03)%           $ 32,329      .15%          $149,825       .22%

ESC Strategic Income
Fund

Aggregate fees (Net) to
Adviser                         $96,561       .25%             $373,088     1.0%           $380,147       1.0%

Aggregate fees to
Manager*                        $24,164       .06%             $ 93,525     .25%            $94,515       .25%

Fees retained by
Adviser                         $72,397       .19%             $279,563     .75%           $285,632       .75%

ESC Strategic Asset
Preservation Fund

Aggregate fees (Net) to
Adviser                          $8,250       .06%             $ 16,394     .13%            $30,428       .25%

Aggregate fees to
Manager*                         $    0         0%             $      0       0%             $3,157       .03%

Fees retained by
Adviser                          $8,250       .06%              $16,394     .13%            $27,271       .22%



                                                             INCEPTION DATE
                                                           (JANUARY 28, 1997)
                                                                THROUGH
                                                             MARCH 31, 1997
                                                            ----------------
ESC Strategic
Growth Fund

Aggregate fees to                                               $0      0%
Adviser

Aggregate fees to                                           $4,177    .12%
Manager

Fees retained by
Adviser                                                         $0      0%

                                                             INCEPTION DATE
                                                              (MAY 5, 1997)
                                                             --------------
ESC Strategic
Value Fund                                                     n/a        n/a

Aggregate fees to
Adviser                                                        n/a        n/a

Aggregate fees to
Manager                                                        n/a        n/a

Fees retained by
Adviser

* Pursuant to exemptive relief obtained from the Securities and Exchange Commission, the Funds are permitted to disclose fees and fee rates on an aggregate basis for individual Managers that are not affiliated with the Adviser.

         For the fiscal year ended March 31, 1997, pursuant to an agreement to limit fund expenses, the Adviser waived fees of $30,428 for the Asset Preservation Fund and $7,185 for the Growth Fund. Absent these waivers, Advisory fees would have been $60,856 for the Asset Preservation Fund. The Adviser waived its fees entirely with respect to the Growth Fund for the period from January 28, 1997 (commencement of operations) through March 31, 1997. The Adviser received fees of $380,147; $207,116; $652,644 and $419,329 the Income, Global
Equity, Small Cap and Appreciation Funds, respectively, for the fiscal year ended March 31, 1997. The Value Fund had not yet commenced operations as of March 31, 1997.

         For the fiscal year ended March 31, 1996, pursuant to an agreement to limit fund expenses, the Adviser waived fees of $50,302, $25,762 and $11,800 for the Asset Preservation, Small Cap and Appreciation Funds, respectively. Absent these waivers, Advisory fees would have been $63,894, $224,932 and $236,656 for the Asset Preservation, Small Cap and Appreciation Funds, respectively. The Adviser received fees of $373,088 and $156,881 from the Income and Global Equity Funds, respectively, for the fiscal year ended March 31, 1996.

         For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Adviser waived fees of $48,047, $0, $49,973, $21,417 and $32,786 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, Advisory fees would have been $48,047, $277,567, $87,665, $71,388 and $82,592 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         Each Manager performs services pursuant to a Portfolio Management Agreement appointing the Manager to act as Manager to a Fund, with responsibility for management of such portion of the Fund's assets as the Adviser shall allocate to the Manager from time to time.

         Each Portfolio Management Agreement provides that the Manager's services to the Fund are not exclusive. Each Manager is free to and does provide investment advisory services to others.

         Each Portfolio Management Agreement provides that it will continue in effect for a period beyond two years from the date of its execution only so long as such continuance is approved at least annually by (i) the Directors or by vote of the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Directors who are not parties to the Portfolio Management Agreement or interested persons of any such party. The Portfolio Management Agreement with Llama Asset Management Company, L.P. with respect to ESC Strategic Income Fund was approved by the Board of Directors, including a majority of the Company's independent Directors, at a meeting held July 20, 1994, and was approved by shareholders of ESC Strategic Income Fund at a meeting held September 7, 1994. The Portfolio Management Agreement with Scott & Stringfellow Capital Management, Inc. with respect to ESC Strategic Appreciation Fund was approved by the Directors, including a majority of the independent directors, on January 14, 1997. The Portfolio Management Agreement with EAM with respect to ESC Strategic Growth Fund was approved by the Directors, including a majority of the independent directors, and by the sole initial shareholder of that Fund on October 23, 1996. Such approvals of the Portfolio Management Agreement with EAM for ESC Strategic Value Fund were obtained on January 14, 1997. The other Portfolio Management Agreements for each Fund were obtained approved by the Board of Directors, including a majority of the Directors who are not parties to any Portfolio Management Agreement or interested persons of any such party, at a meeting held on April 4, 1994, and by the sole shareholder of each Fund on April 4, 1994. The Portfolio Management Agreements were re-approved at the October 20, 1997 Special Board of Directors Meeting. Each Portfolio Management Agreement may be terminated at any time without penalty
(a) by the Adviser, by the Fund upon vote of a majority of the Directors, or by vote of a majority of the Fund's outstanding voting securities, each upon sixty days' written notice to the Manager; or (b) by the Manager upon sixty days' notice to the Company or the Adviser. A Portfolio Management Agreement will also terminate automatically in the event of its assignment. The Company has received exemptive relief that permits the Board of Directors, without shareholder approval, to approve and cause the Company to enter into new Portfolio Management Agreements in the event a new Manager is retained or an existing Portfolio Management Agreement is amended, unless the Agreement is with a Manager affiliated with the Adviser.


DISTRIBUTION OF FUND SHARES

         Equitable (the "Distributor") serves as principal underwriter for the shares of the Funds pursuant to a Distribution Contract. The Distribution Contract provides that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.

         Service and distribution plans (the "Plans") have been adopted by each of the Funds. The Plan for each Fund except ESC Strategic Asset Preservation Fund, which has only one class of shares, provides for different rates of fee payment with respect to each class of shares, as described in the Prospectus. Pursuant to the Plans, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares, or classes of shares, of the Funds. The Board of Directors has concluded that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         Each Plan provides that it may not be amended to increase materially the costs which the Funds or a class of shares may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plans must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Directors of the Company have been committed to the discretion of the Directors who are not "interested persons" of the Company. The Plans were approved by the Board of Directors and by the Directors who are neither "interested persons" nor have any direct or indirect financial interest in the operation of any Plan ("Plan Director"), by vote cast in person at an April 4, 1994 meeting called for the purpose of voting on the Plans, and by the sole shareholder of ESC Strategic Asset Preservation Fund and by the sole shareholder of each class of shares of each of the other Funds on April 4, 1994 (October 23, 1996 with respect to ESC Strategic Growth Fund and January 14, 1997 with respect to ESC Strategic Value Fund). The continuance of the Plans was re-approved by the Directors and by a majority of the Plan Directors at a meeting held on January 14, 1997. The Plan for ESC Strategic Asset Preservation Fund is terminable at any time by vote of a majority of the Plan Directors or by vote of the holders of a majority of the Fund's shares. For the other Funds, each Plan is terminable with respect to a class of shares of a Fund at any time by a vote of a majority of the Plan Directors or by vote of the holders of a majority of the shares of the class.

         For the fiscal year ended March 31, 1997, the Distributor received $17,770; $42,069; $24,898; $127,326; $96,480 and $570 for the Asset
Preservation (single class only), Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively for Class A shares. For the period, the Distributor received $10,963; $30,169; $108,542; $23,480 and $279 for the Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively pursuant to Class D Plans (which were formerly Class B shares). The Value Fund had not commenced operations as of March 31, 1997.

         For the fiscal year ended March 31, 1996, the Distributor received $10,557, $32,859; $16,888; $40,962 and $55,323 for Asset Preservation, Income,
Global Equity, Small Cap and Appreciation Funds, respectively for Class A shares. For the period, the Distributor received $10,400; $27,060; $36,932 and $15,516 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class D Plans (which were formerly Class B shares).

         For the period ended March 31, 1995 the Distributor received $13,765, $27,828; $10,299; $11,355 and $13,314 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively for Class A shares. For the period ended March 31, 1995, the Distributor received $2,185; $6,800; $9,355 and $4,068 for the Income, Global Equity, Small Cap and Appreciation Funds, respectively pursuant to Class D Plans (which were formerly Class B shares).


         In connection with the anticipated acquisition of the Adviser the Board has approved a new distribution agreement with an afiliate of the Fund's Administrator to take effect when the acquisition becomes effective.


ADMINISTRATIVE SERVICES

         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), a subsidiary of The BISYS Group, Inc., currently serves as Administrator of the Funds. BISYS became the successor Administrator to Furman Selz LLC effective January 1, 1997. Additionally, effective January 1, 1997, BISYS Fund Services, Inc., also a subsidiary of The BISYS Group, Inc. ("BFSI") succeeded Furman Selz LLC as Transfer Agent and Fund Accountant to the Funds.

         BISYS (the "Administrator") provides administrative services necessary for the operation of the Funds, including among other things: (i) preparation of shareholder reports and communications; (ii) regulatory compliance, such as reports to and filings with the SEC and state securities commissions; and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Adviser, the Distributor, transfer agent, custodians, independent accountants, legal counsel and others. In addition, BISYS furnishes office space and facilities required for the conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with BISYS. For these services, BISYS receives from each Fund a fee, payable monthly, at the annual rate of 0.15% of each Fund's average daily net assets.

         For the period ended March 31, 1997, Furman Selz LLC as former administrator was entitled to fees in the amount of $13,579; $43,472; $22,578; $63,535 and $44,387 from the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Furman Selz LLC voluntarily waived administration fees of $6,790 for the Asset Preservation Fund. BISYS as successor Administrator was entitled to fees in the amount of $4,678; $13,550; $8,489; $33,009; $18,512 and $862 from the Asset Preservation, Income, Global Equity, Small Cap, Appreciation Funds and Growth, respectively. BISYS voluntarily waived fees of $2,338 and $862 for the Asset Preservation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997.

         For the period ended March 31, 1996, the Furman Selz LLC was entitled to and received fees in the amount of $55,963, $23,532, $33,740 and $35,498 from the Income, Global Equity, Small Cap and Appreciation Funds, respectively. Furman Selz was entitled to $19,168 in fees from the Asset Preservation Fund, but voluntarily waived $14,250 for the same period.

         For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, Furman Selz waived fees of $14,414, $0, $9,525, $5,442 and $6,884 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, administrative fees would have been $14,414, $43,736, $13,150, $10,709 and $12,389 for the Asset
Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         The Administration Agreement for the Funds was approved by the Board of Directors, including a majority of the Directors who are not parties to the Contract or interested persons of such parties, at its meeting held on October 23, 1996 (January 14, 1997 with respect to ESC Strategic Value Fund) and was re-approved at the April 15, 1997 Board of Directors Meeting. The Administrative Services Contract is terminable with respect to a Fund or the Company without penalty, at any time, by vote of a majority of the Directors or, with respect to a Fund, by vote of the holders of a majority of the shares of the Fund, each upon not more than 60 days written notice to the Administrator, and upon 60 days notice, by the Administrator.

SERVICE ORGANIZATIONS

         The Company may also contract with banks, trust companies, broker-dealers or other financial organizations ("Service Organizations") to provide certain administrative services for the Funds. Services provided by Service Organizations may include among other things: providing necessary personnel and facilities to establish and maintain certain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with client orders to purchase or redeem shares; verifying and guaranteeing client signatures in connection with redemption orders, transfers among and changes in client-designating accounts; providing periodic statements showing a client's account balance and, to the extent practicable, integrating such information with other client transactions; furnishing periodic and annual statements and confirmations of all purchases and redemptions of shares in a client's account; transmitting proxy statements, annual reports, and updating prospectuses and other communications from the Funds to clients; and providing such other services as the Funds or a client reasonably may request, to the extent permitted by applicable statute, rule or regulation. Neither the Adviser nor any Manager will be a Service Organization or receive fees for servicing.

         Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the minimum initial or subsequent investments specified by the Funds or charging a direct fee for servicing. If imposed, these fees would be in addition to any amounts that might be paid to the Service Organization by the Funds. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult them regarding any such fees or conditions.

         The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. There currently is no precedent prohibiting banks from performing administrative and shareholder servicing functions as Service Organizations. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either Federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders of the Funds and alternative means for continuing the servicing of such shareholders would be sought. In that event, changes in the operation of the Funds might occur and a shareholder serviced by such a bank might no longer be able to avail itself of any services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                        DETERMINATION OF NET ASSET VALUE

         The Funds value their portfolio securities in accordance with the procedures described in the Prospectus.

                             PORTFOLIO TRANSACTIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Managers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

         The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, the Managers are primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. While the Managers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily by paying the lowest spread or commission available.

         Purchases and sales of securities will often be principal transactions in the case of debt securities and equity securities traded otherwise than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of a Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with the Funds, the Adviser, the Managers and BISYS are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC.

         A Manager may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, give preference to a dealer that has provided statistical or other research services to the Manager. By allocating transactions in this manner, the Manager is able to supplement its research and analysis with the views and information of securities firms. These items, which in some cases may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Manager in advising various of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by the Funds is not reduced because the Manager and its affiliates receive such services.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Act"), a Manager may cause a Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Managers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

         For the fiscal year ended March 31, 1997, the Appreciation Fund, Small Cap and the Global Equity Fund paid brokerage commissions of $38,132, $2,400 and $8,976, respectively, to Equitable Securities Corporation. The Funds were advised that front-end sales charges of $1,212, $8,018, $212,117, $18,063 and $74,807 were paid to the Adviser from the Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997.

         For the fiscal year ended March 31, 1996, the Appreciation Fund, Small Cap and the Global Equity Fund paid brokerage commissions of $29,031, $1,595 and $11,994, respectively, to Equitable Securities Corporation. The Funds were advised that front-end sales charges of $3,682, $7,901, $106,790 and $42,946 were paid to the Adviser from the Income, Global Equity, Small Cap and Appreciation Funds, respectively.

         During the period ended March 31, 1995 the Appreciation Fund and the Global Equity Fund paid brokerage commissions in total of $17,257 to Equitable Securities Corporation. Brokerage commissions of $625 were paid from the Income Fund to Furman Selz. The Funds were advised that sales load commissions of $62,681, $27,800, $44,998 and $18,635 were paid to ESC from the Income, Global Equity, Small Cap and Appreciation Funds, respectively.

PORTFOLIO TURNOVER

        Changes may be made in the portfolio consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. It is anticipated that the annual portfolio turnover rate for a Fund normally will not exceed 100%, although it may be higher under some circumstances. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for the fiscal year ended March 31, 1997 was 41%, 123%, 94%, 65%, 71% and 14% for the Asset Preservation, Income, Global Equity, Small Cap, Appreciation and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997. The portfolio turnover rate for the fiscal year ended March 31, 1996 was 40%, 138%, 92%, 102% and 78% for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. The Growth Fund had not commenced operations as of March 31, 1996. The portfolio turnover rate for each Fund with Multiple Managers will be an aggregate of the rates for each portion of assets managed by a particular Manager. Rates for each portion may vary significantly.

                                    TAXATION

         The Funds intend to qualify (in the case of the Growth and Value Funds) and continue to qualify annually as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (a) distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest less expenses and the excess of net short-term capital gains over net long-term capital losses); (b) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (c) in each tax year beginning before August 6, 1997, derive less than 30% of its gross income from the sale or other disposition of certain assets (namely, in the case of a Fund, (i) stock or securities; (ii) options, futures, and forward contracts (other than those on foreign currencies), and (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities)) held less than 3 months; and (d) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains which are distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations.


         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.


         Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. The Funds expect that distributions of net capital gains, if any, designated by the Funds as capital gain dividends should be taxable to shareholders as long-term capital gain, regardless of the length of time the Funds' shares have been held by a shareholder. All distributions are taxable to the shareholder in the same manner whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.


         Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which will nevertheless generally be taxable to them.

         Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. A loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

         Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

         The taxation of equity options is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain of the options, futures contracts, and forward foreign currency exchange contracts that several of the Funds may invest in are so-called "section 1256 contracts." With certain exceptions, gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Fund held the security used to close the short sale. In addition, a Fund's holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale.


         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss)from a constructive sale of certain "appreciated financial position" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the thirtieth day after the close of the Fund's taxable year, if certain conditions are met. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury Department regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.


         Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in short sales and transactions in options, futures, and forward contracts.

         Certain of the debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for Federal income tax purposes. The gain realized on the disposition of any debt security, including a tax-exempt debt security, having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         Some Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.


         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election is available that involves marking to market the Fund's PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from any disposition of PFIC stocks, are reports as ordinary loss to the extent of any net mark-to-market gains included in income in prior years. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated.


         Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to treat such foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as paid by its shareholders. Pursuant to this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and would be entitled either to deduct his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by a Fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion of the dividend which represents income derived from foreign sources.


         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuations gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit limitation rules do not apply to certain elections by individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

         The Funds are required to report to the Internal Revenue Service ("IRS") all distributions except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if
(1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amount withheld may be credited against the shareholder's U.S. Federal income tax liability. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

         The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Distributions of a Fund which are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

         Changes in the tax law frequently come under consideration. Since the Funds do not undertake to furnish tax advice, it is important for shareholders to consult their tax advisers regularly about the tax consequences to them of investing in one or more of the Funds.

                                OTHER INFORMATION

CAPITALIZATION


        The Company is a Maryland corporation established under Articles of Incorporation dated November 24, 1993 and currently consists of six separately managed portfolios (the Company has two other portfolios which are currently inactive). The Funds currently offer two classes of shares. The capitalization of the Company consists solely of 650 million shares of common stock with a par value of $0.001 per share. The Board of Directors may establish additional Funds (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional Funds or classes will not alter the rights of the Company's shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.


        Expenses incurred in connection with each Fund's organization and the public offering of its shares for the period ended March 31, 1997 was $18,175 for Asset Preservation, $18,416 for Income, $18,585 for Global Equity, $23,736 for Small Cap, $19,914 for Appreciation and $0 for Growth. These costs have been deferred and are being amortized on a straight-line basis over a period of not less than five years.

PRINCIPAL SHAREHOLDERS


         As of October 9, 1997, the following persons owned of record or beneficially 5% or more shares of a class of the Funds:



SHAREHOLDER                                                  SHARES OWNED           PERCENTAGE
-----------                                                  ------------           ----------
ESC STRATEGIC APPRECIATION FUND - CLASS A
Alex Brown & Sons Incorporated                                  492,342.9               21.26%
FBO 495-20895-16
P.O. Box 1346
Baltimore, MD 21203-1346

Equitable Trust Company                                       199,852.510                8.63%
511 Union Street
Suite 800
Nashville, TN 37219-1729

Wachovia Bank of North Carolina                               687,577.054               29.69%**
Successor TTEE U/A for Avondale
Mills Inc Assoc Profit Share Plan
Dtd 4-1-90
301 N. Main Street MC-NC31051
Winston-Salem, NC 27150-0001

ESC STRATEGIC APPRECIATION FUND - CLASS D
Alex Brown & Sons Incorporated                                  24,136.469               7.44%
FBO 495-21832-10
P.O. Box 1346
Baltimore, MD 21203-1346

----------

** Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                                        SHARES OWNED           PERCENTAGE
-----------                                                        ------------           ----------
ESC STRATEGIC GLOBAL EQUITY FUND - CLASS A
Equitable Trust Company                                              210,967.73               20.45%
511 Union Street Suite 800
Nashville, TN 37219-1729

Comerica Bank TTEE                                                   100,171.78                9.71%
Republic Automotive Parts Employees
Retirement Plan #72144
POB 75000/Attn M/C 3446 M/F Dept.
Detroit, MI 48275-0001

ESC STRATEGIC GLOBAL EQUITY FUND - CLASS D
Alex Brown & Sons Incorporated                                        35,192.85               10.43%
FBO 495-08452-16
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                                        22,140.23                6.56%
FBO 495-21923-10
P.O. Box 1346
Baltimore, MD 21203-1346

Trustmark
Trust Account 36866400                                                33,024.30                9.79%
P.O. Box 105870
Atlanta, GA 30348-5870

Trustmark
Trust Account 36833500                                                55,052.56               16.32%
P.O. Box 105870
Atlanta, GA 30348-5870

ESC STRATEGIC SMALL CAP FUND - CLASS A
Equitable Trust Company                                             382,265.913                7.63%
511 Union Company Suite 800
Nashville, TN 37219-1729

ESC STRATEGIC INCOME FUND - CLASS A
Homeowners Association of Amer                                      222,421.843                8.83%
6365 Taft Street, Suite 2000
Hollywood, FL 33024-5934

Nationsbank of TN N.A. Cust FBO                    1,431,369.561        56.83%**
U/A Nashville Memorial Health
Systems Foundation/Attn SAS
A/C 65066006841050
P.O. Box 831575
Dallas, TX 75283-1575

First American National Bank                         296,407.720        11.76%
800 First American Center
Nashville, TN 37237-0801


**Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                            SHARES OWNED           PERCENTAGE
-----------                                            ------------           ----------
ESC STRATEGIC INCOME FUND - CLASS D
Alex Brown & Sons Incorporated                            12,307.85               16.96%
FBO 495-07032-17
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                            11,650.21               16.05%
FBO 495-21832-10
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                             7,483.02               10.31%
FBO 495-21922-11
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                           27,727.265               28.10%**
FBO 495-12543-19
P.O. Box 1346
Baltimore, MD 21203-1346

Alex Brown & Sons Incorporated                             6,037.13                8.32%
FBO 495-18067-12
P.O. Box 1346
Baltimore, MD 21203-1346



**Beneficial ownership of shares is disclaimed by record account holder.

SHAREHOLDER                                            SHARES OWNED           PERCENTAGE
-----------                                            ------------           ----------
ESC STRATEGIC GROWTH FUND - CLASS A
Alex Brown & Sons Incorporated                            51,104.98                5.63%
FBO 495-08633-18
P.O. Box 1346
Baltimore, MD 21203

Equitable Trust Company                                  45,807.126                5.05%
511 Union Company Suite 800
Nashville, TN 37219-1729

ESC STRATEGIC GROWTH FUND - CLASS D

ESC STRATEGIC VALUE FUND - CLASS A

Equitable Securities Corp.                                50,000.00                5.93%
Customer Fee Account
511 Union Company Suite 800
Nashville, TN 37219-1729

ESC STRATEGIC VALUE FUND - CLASS D

Alex Brown & Sons Incorporated                             8,849.56                5.42%
FBO 496-10375-14
P.O. Box 1346
Baltimore, MD 21203

Charles Lee Phillips Trust Dtd                            10,386.07                6.36%
6-27-94 H. Ronald Burton TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Edward Randall Phillips II Trust                          10,386.06                6.36%
U/A Dtd 6-27-94 H. Ronald Burton
TTEE
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

Harry Jason Phillips Trust                                 9,089.24                5.56%
H. Ronald Burton TTEE Dtd 6-27-94
229 Ward Circle Suite B-13
Brentwood, TN 37027-7518

VOTING RIGHTS

         Under the Articles of Incorporation, the Company is not required to hold annual meetings of each Fund's shareholders to elect Directors or for other purposes. It is not anticipated that the Company will hold shareholders' meetings unless required by law or the Articles of Incorporation. In this regard, the retention of a new investment adviser for the Company, or a new Manager with respect to a Fund, requires approval both by a majority of the Company's directors, including a majority of its directors who are not parties to such contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, and by a vote of a majority of the outstanding voting securities of the Company or Fund, as applicable. For this purpose, the "vote of a majority of the outstanding voting securities" of the Company or a Fund, as applicable, means the vote of the lesser of (1) 67% of the shares of the Company or Fund, as applicable, if the holders of more than 50% of the outstanding shares of the Company or Fund, as applicable, are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Company or Fund, as applicable. The Company received an order from the Securities and Exchange Commission that permits it to retain new Managers and to approve amendments of agreements with Managers without obtaining shareholder approval, unless they are affiliated with the Adviser. Additionally, the Company will be required to hold a meeting to elect Directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Directors have been elected by the shareholders of the Company. In addition, the Articles of Incorporation provide that the holders of not less than a majority of the outstanding shares of the Company may remove persons serving as Director.

         The Company's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Directors, in which case the holders of the remaining shares would not be able to elect any Directors.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as custodian of the Company's assets, but plays no role in making decisions as to the purchase or sale of portfolio securities for the Funds.


         BISYS Fund Services, Inc., a subsidiary of The BISYS Group, Inc. ("BFSI") succeeded Furman Selz LLC as Transfer Agent and Fund Accountant to the funds effective November 9, 1996. Pursuant to a Transfer Agency Agreement between the Company and BFSI, BFSI provides the Company with transfer and dividend disbursing agent services, for which it receives a fee of $15.00 per account per year subject to a required minimum fee of $10,000 for each Fund, plus out-of-pocket expenses. For the period ended March 31, 1997 Furman Selz LLC, as transfer agent, was entitled to and received fees in the amount of $7,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds; Furman Selz LLC was entitled to and received fees in the amount of $20,812 for the Small Cap Fund. BFSI, as successor Transfer Agent, was entitled to and received fees in the amount of $2,500 for each of the Asset Preservation, Income, Global Equity and Appreciation Funds; BFSI was entitled to and received fees in the amount of $12,470 and $1,774 for the Small Cap and Growth Funds, respectively. The Value Fund had not commenced operations as of March 31, 1997. For the fiscal year ended March 31, 1996, Furman Selz voluntarily waived transfer agency fees of $10,000 for each Fund. Absent these waivers, the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds would have incurred $11,796, $14,942, $16,307, $23,536 and $16,395, respectively. For the period ended March 31, 1995, pursuant to an agreement to limit Fund expenses, the Transfer Agent waived fees of $7,842, $4,464, $3,310, $2,102, and $2,946 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Absent this waiver agreement, transfer agent fees would have been $9,342, $9,096, $8,877, $8,137 and $7,370 for the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. Pursuant to a Fund Accounting Agreement, the Company compensates BFSI for providing fund accounting services for the Funds. For the fiscal year ended March 31, 1997, BFSI and Furman Selz earned a total of $37,379, $40,289, $54,374, $34,033, $45,913 and $5,923 for the Asset
Preservation, Income, Global Equity, Small Cap and Growth Funds, respectively. The Value Fund had not yet commenced operations as of March 31, 1997. For the fiscal year ended March 31, 1996, Furman Selz earned $34,056, $40,222, $39,554, $31,533 and $39,370 in fund accounting services from the Asset Preservation, Income, Global Equity, Small Cap and Appreciation Funds, respectively. For the period ended March 31, 1995, Furman Selz earned for fund accounting services $32,273; $36,180; $35,020; $25,666 and $22,016 for the Asset Preservation,
Income, Global Equity, Small Cap and Appreciation Funds, respectively.


YIELD AND PERFORMANCE INFORMATION

         The Funds may, from time to time, include their yield, effective yield, and average annual total return in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for each class of shares of the Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued with respect to that class during a period ("net investment income"), and will be computed by dividing net investment income for the class by the maximum offering price per share of that class on the last day of the period, according to the following formula:

         YIELD = 2[(a-b + 1)(6)-1]
                    cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share of the class on the last day of the period.


         The 30-day yield for the period ended March 31, 1997 was 5.03% for the Income Fund.



         Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in each class of shares of a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

         P (1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return for the class, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund and class-specific expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

         Quotations of yield and total return will reflect only the performance of a hypothetical investment in a class of shares of the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Fund's (and classes') expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.



         For the period April 25, 1994, May 4, 1994, May 12, 1994, June 8, 1994,
July 6, 1994, and January 28, 1997 (commencement of operations) respectively through March 31, 1997, the average annual total returns for Class A shares were as follows: 5.01% for the Asset Preservation Fund, 5.80% for the Income Fund, 7.44% for the Global Equity Fund, 26.32% for the Small Cap Fund, 16.92% for the Appreciation Fund, and (7.94)% (aggregate) for the Growth Fund. For the period May 4, 1994, May 12, 1994, June 8, 1994, July 6, 1994, and January 28, 1997
(commencement of operations) respectively through March 31, 1997, the average annual total returns for Class D shares were as follows: 5.24% for the Income
Fund, 6.82% for the Global Equity Fund, 25.83% for the Small Cap Fund, 16.41% for the Appreciation Fund, and (5.14)% (aggregate) for the Growth Fund. For the period May 7, 1997 (commencement of operations) through September 30, 1997, the average annual total returns for Class A shares and Class D shares of the Value Fund were 12.40% and 12.20%, respectively.


         For the fiscal year ended March 31, 1997, the average annual total returns for Class A shares were as follows: 4.12% for the Asset Preservation Fund, (0.77)% for the Income Fund, 3.56% for the Global Equity Fund, 9.81% for the Small Cap Fund, 9.14% for the Appreciation Fund and (7.94)% (aggregate) for the Growth Fund. For the same period, the average annual total returns for Class D shares were as follows: 1.85% for the Income Fund, 6.37% for the Global Equity Fund, 12.87% for the Small Cap Fund, 12.08% for the Appreciation Fund, and (5.14)% (aggregate) for the Growth Fund.


         In connection with communicating its yields or total return to current or prospective unit holders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund.

         Investors who purchase and redeem shares of the Funds through a customer account maintained at a Service Organization may be charged one or more of the following types of fees as agreed upon by the Service Organization and the investor, with respect to the customer services provided by the Service
Organization: account fees (a fixed amount per month or per year); transaction fees (a fixed amount per transaction processed); compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered); or account maintenance fees (a periodic charge based upon a percentage of the assets in the account or of the dividends paid on those assets). Such fees will have the effect of reducing the yield and average annual total return of the Funds for those investors.

INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP serves as the independent accountants for the Company. Price Waterhouse LLP provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C., 20005, passes upon certain legal matters in connection with the shares offered by the Company and also acts as Counsel to the Company.

REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS


         The Report of Independent Accountants and audited financial statements of the Funds included in their Annual Report for the period ended March 31, 1997 (the "Annual Report") are incorporated herein by reference to such Annual Report. Copies of such Annual Report are available without charge upon request by writing to ESC Strategic Funds, Inc., 3435 Stelzer Road, Columbus, Ohio 43219-8006 or telephoning (800) 261-3863. The unaudited financial statements for the ESC Strategic Value Fund for the period ended September 30, 1997 are included herein.


         The financial statements incorporated by reference into this Statement of Additional Information have been audited by Price Waterhouse LLP, independent accountants, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.

ESC STRATEGIC FUNDS, INC.
ESC Strategic Value
Portfolio of Investments- September 30, 1997
(Unaudited)

                  Shares               Security Description                  Cost          Market Value
                ----------  -----------------------------------------      --------        ------------
                            COMMON STOCKS (69.4%):
                            APPLIANCES & HOUSEHOLD PRODUCTS (2.9%):
                 20,000     The Rival Co.                                  $311,375          $320,000
                                                                           --------          --------

                            AUTO RELATED (2.9%):
                 18,500     Alrenco Inc.                                    244,863           330,688
                                                                           --------          --------

                            BREWERY (1.9%):
                 43,000     Pete's Brewing Co.                              261,648           217,688
                                                                           --------          --------

                            BUILDING MATERIALS (0.1%):
                  1,000     Dravo Group Corp.                                10,695            11,875
                                                                           --------          --------

                            CONSTRUCTION (3.8%):
                 41,800     Schuff Steel Co.                                356,399           428,450
                                                                           --------          --------

                            ENTERTAINMENT (3.6%):
                 35,000     Jackpot Enterprises, Inc.                       393,822           402,500
                                                                           --------          --------

                            FINANCIAL SERVICES (3.8%):
                 50,500     First Investors Financial Services              390,033           429,250
                                                                           --------          --------

                            FOOD (3.0%):
                 30,000     Bridgford Foods Corp.                           285,063           341,250
                                                                           --------          --------

                            FOREST PRODUCTS & PAPERS (3.2%):
                 11,100     Deltic Timber Corp.                             306,020           362,831
                                                                           --------          --------

                            HOME FURNISHINGS (2.9%):
                 26,750     Flexsteel Industries                            319,423           327,688
                                                                           --------          --------

                            HOUSEHOLD PRODUCTS (3.7%):
                 14,500     Bassett Furniture Industries, Inc.              407,000           413,250
                                                                           --------          --------

                            INSURANCE (3.7%):
                 12,000     Leucadia National Corp.                         399,009           412,500
                                                                           --------          --------

                            MACHINERY & EQUIPMENT (1.4%):
                  7,000     Alamo Group, Inc.                               126,786           162,313
                                                                           --------          --------

                            MATERIALS (0.1%):
                  1,000     Green AP Industries, Inc.                        10,195            14,000
                                                                           --------          --------

                            METALS & MINING (2.5%):
                165,000     MK Gold Co.                                     274,687           278,438
                                                                           --------          --------

                            OFFICE EQUIPMENT & SERVICES (3.5%):
                 27,500     Falcon Products, Inc.                           383,341           390,156
                                                                           --------          --------

                            PIPELINES (3.9%):
                 16,300     Northwest Pipe Co.                              308,336           440,100
                                                                           --------          --------

                            RECREATION (1.7%):
                 13,000     Rockshox                                        177,148           185,250
                                                                           --------          --------

                            RESTAURANTS (7.1%):
                 21,400     Brinker International, Inc.                     307,935           381,188
                 15,100     Outback Steakhouse                              347,155           417,138
                                                                           --------          --------
                                                                            655,090           798,326
                                                                           --------          --------

                            RETAIL - SPECIALTY LINE (7.4%):
                 53,000     Bombay Co., Inc.                                287,267           407,438
                  1,000     Brookstone, Inc.                                  8,883            11,875
                 62,100     Natural Wonders, Inc.                           257,173           411,413






                 See accompanying notes to financial statements

ESC STRATEGIC FUNDS, INC.
ESC Strategic Value
Portfolio of Investments- September 30, 1997
(Unaudited)

                                                            ----------       -----------
                                                               553,323           830,726
                                                            ----------       -----------
         TEXTILES & APPAREL (3.5%):
28,100   Burlington Industry, Inc.                             365,769           393,400
                                                            ----------       -----------
         TRANSPORTATION (2.8%):
 1,000   Greyhound Lines, Inc.                                   4,883             3,875
17,500   International Shipbuilding                            297,226           311,715
                                                            ----------       -----------
                                                               302,109           315,590
                                                            ----------       -----------
         TOTAL INVESTMENTS - 69.4%                          $6,842,134         7,806,269
                                                            ==========       ===========

         Cash and other assets, net of liabilities - 30.6%                     4,399,474
                                                                             -----------
         NET ASSETS - 100 %                                                  $11,241,608
                                                                             ===========











                 See accompanying notes to financial statements

ESC STRATEGIC FUNDS, INC.
Statement of Assets and Liabilities
September 30, 1997
(unaudited)

                                                                                                            Value
Assets:
   Investments at value (cost $6,842,134)                                                                $ 7,806,269
   Cash                                                                                                    3,516,615
   Dividends and interest receivable                                                                          52,753
   Other assets                                                                                               35,859
                                                                                                         -----------
Total Assets                                                                                              11,411,496
                                                                                                         -----------
Liabilities:
   Payable for securities purchased                                                                          142,460
   Advisory fee payable                                                                                       11,066
   Administration fee payable                                                                                  1,617
   Transfer agent fee payable                                                                                      0
   12b-1 Distribution fee payable                                                                              2,506
   Other accrued expenses                                                                                     12,241
                                                                                                         -----------
Total Liabilities                                                                                            169,890

Net Assets                                                                                               $11,241,606
                                                                                                         ===========
Net Assets consist of:
   Capital Stock                                                                                               1,000
   Additional paid-in capital                                                                             10,253,125
   Accumulated undistributed net investment income/(loss) on investments                                      15,066
   Accumulated undistributed realized gain/(loss) on investments and
     foreign currency transactions                                                                             8,281
   Net unrealized appreciation/(depreciation) on investments and foreign
   currency translations                                                                                     964,134
                                                                                                         -----------
Net Assets                                                                                               $11,241,606
                                                                                                         ===========
Shares of Beneficial Interest
     Class A:
       Shares outstanding                                                                                    839,209
       Net asset value per share outstanding                                                             $     11.24

       Maximum offering price per share ($11.24/.955)                                                    $     11.77

     Class D:
       Shares outstanding                                                                                    160,950
       Net asset value per share outstanding                                                             $     11.22

       Maximum offering price per share ($11.22/.985)                                                    $     11.39






--------------------
See Accompanying Notes to Financial Statements.

ESC STRATEGIC FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997
(Unaudited)




                                                                       Value(a)
                                                                      ---------
INVESTMENT INCOME
   Interest                                                           $   4,133
   Dividend                                                              58,349
                                                                      ---------
   Total income                                                          62,482
                                                                      ---------


EXPENSES
   Advisory                                                              33,488
   Administration                                                         4,018
   Fund accounting                                                       11,927
   Legal                                                                  2,177
   Reports to shareholders                                                  766
   Audit                                                                  5,216
   Registration                                                          11,224
   Custodian                                                              1,936
   Directors                                                              1,560
   Transfer agent fees and expenses                                       2,104
   12b-1 Distribution fees-Class A                                        5,802
   12b-1 Distribution fees-Class B                                        2,687
   Insurance                                                                 64
   Amortization of organizational expenses                                   --
   Miscellaneous                                                          9,843
                                                                      ---------
   Total expenses before waivers                                         92,812
   Less: expenses waived/reimbursed                                     (45,396)
   Less: expenses paid by third parties                                      --
                                                                      ---------
   Net expenses                                                          47,416
                                                                      ---------

Net investment income/(loss)                                             15,066
                                                                      ---------

Realized gain/(loss) on investments                                       8,281
Net change in unrealized appreciation/
    (depreciation) on investments                                       964,134

Net realized and unrealized gain/(loss)                                 972,415
                                                                      ---------
Net increase/(decrease) in net assets resulting
    from operations                                                   $ 987,481
                                                                      =========




(a) For the period from May 7, 1997 (commencement of operations) through September 30, 1997.




                 See accompanying notes to financial statements

ESC STRATEGIC FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)




                                                                        Value
                                                                -------------------
                                                                     May 7, 1997
                                                                  (commencement of
                                                                operations) through
                                                                    September 30,
                                                                        1997
                                                                -------------------
OPERATIONS:
    Net investment income/(loss)                                   $     15,066

    Net realized gain/(loss) on investments                               8,281
    Net unrealized appreciation/(depreciation) on
       investments                                                      964,134
                                                                   ------------

Net increase in net assets resulting from operations                    987,481
                                                                   ------------


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
       Class A                                                               --
       Class D                                                               --
                                                                   ------------
                                                                             --
                                                                   ------------
    From net realized gains
       Class A                                                               --
       Class D                                                               --
                                                                   ------------
                                                                             --
                                                                   ------------
    Change in net assets resulting from dividends and
       distributions to shareholders                                         --
                                                                   ------------

CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares
       Class A                                                        8,584,946
       Class D                                                        1,669,774
                                                                   ------------
                                                                     10,254,720
                                                                   ------------
    Net asset value of shares issued to shareholders in
       reinvestment of dividends and distributions:
       Class A                                                               --
       Class D                                                               --
                                                                   ------------
                                                                             --
                                                                   ------------
    Net asset value of shares redeemed:
       Class A                                                             (220)
       Class D                                                             (375)
                                                                   ------------
                                                                           (595)
                                                                   ------------
    Change in net assets from capital share
       transactions                                                  10,254,125
                                                                   ------------

Total change in net assets                                           11,241,606
NET ASSETS:
    Beginning of Period                                                      --
                                                                   ------------
    End of Period                                                  $ 11,241,606
                                                                   ============




                 See accompanying notes to financial statements

ESC STRATEGIC FUNDS, INC.
Notes to Financial Statements -- September 30, 1997
(unaudited)

         1. DESCRIPTION. ESC Strategic Funds, Inc. (The "Company") was incorporated in Maryland on November 24, 1993. The Company currently comprises six portfolios, ESC Strategic Income Fund (commencement date May 4, 1994), ESC Strategic Global Equity Fund (commencement date May 12, 1994), ESC Strategic Small Cap Fund (commencement date June 8, 1994), ESC Strategic Appreciation Fund (commencement date July 6, 1994), ESC Strategic Growth Fund (commencement date January 28, 1997), and ESC Strategic Value Fund (commencement date May 7,
1997)(collectively the "Funds"). The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Fund, with the exception of ESC Strategic Small Cap Fund, and Esc Strategic Value Fund, operates as a diversified fund. ESC Strategic Small Cap Fund, and Esc Strategic Value Fund, operates as a non-diversified fund. The Company's Articles of Incorporation authorize the issuance of two classes of common stock designated as Class A and Class D for each Fund. Class A shares are offered with a maximum front-end sales charge of 4.50% which may be reduced or waived in certain cases. Class A shares are also subject to a Service and Distribution Fee calculated at an annual rate of up to 0.25% of the average daily net asset value of Class A shares. Class D shares are offered with a front-end sales charge of 1.50% and are subject to a Service and Distribution Fee at an annual rate of up to 0.75% based on the average daily net asset value of Class D shares. The Company's Board of Directors may, in the future, authorize the issuance of additional classes of capital stock for the Funds.

         The Funds' investment objectives are as follows:

                  ESC Strategic Income Fund -- a high level of current
                        income, with a secondary objective of total return.

                  ESC Strategic Global Equity Fund -- long-term capital
                        appreciation.

                  ESC Strategic Small Cap Fund -- high level of capital
                        appreciation.

                  ESC Strategic Appreciation Fund -- long-term capital
                        appreciation.

                  ESC Strategic Growth Fund -- high level of capital
                        appreciation.

                  ESC Strategic Value Fund -- long-term capital appreciation.





         2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds:

                  A. PORTFOLIO VALUATION. Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or the NASDAQ National Market System on which such securities are primarily traded or, if there are no trades, at the current bid price, as of 4:15 p.m. eastern time. Over-the-counter securities, or securities for which there were no transactions, are valued at the closing bid price, except for open short positions, when the asked price is used. Bid price is used when no asked price is available. Bonds and other fixed income securities are valued by using market quotations, and may be valued on the basis of prices provided by a pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Short-term securities which mature in 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.

                  B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, is accrued daily as earned.

                  C. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                  Permanent book/tax differences are primarily attributable to non-deductible organization costs, foreign exchange gains/losses and net operating losses.

                  D. FEDERAL INCOME TAXES. It is the policy of each of the Funds to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable and tax-exempt income for the fiscal year. The Funds also intend to meet the distribution requirements to avoid the payment of an excise tax. Accordingly, no provision for taxes is recorded.

                  E. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Funds, with the exception of the Growth Fund and Value Fund have been deferred and are being amortized on a straight-line basis over sixty months beginning with each Fund's commencement of operations. In the event any of the initial shares of the Funds are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the proportion as the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

                  F. DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. Expenses directly attributable to a Fund are charged to that Fund. Other expenses of the Company are allocated proportionately among the Funds in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

                  G. FOREIGN EXCHANGE TRANSACTIONS. The books and records of the Funds are maintained in U.S. dollars; non-U.S. dollar denominated amounts are translated into U.S. dollars as follows with the resultant exchange gains and losses recorded in the Statement of Operations:


                           (i) market value of investment securities and other
                  assets and liabilities, at the exchange rate on the valuation date,

                           (ii) purchases and sales of investment securities,
                  income and expenses, at the exchange rate prevailing on the respective date of such transactions.

                  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities at period end. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities, other than investments in securities at period end, resulting from changes in the foreign exchange rate.

                  H. FORWARD FOREIGN EXCHANGE CONTRACTS. A forward foreign exchange contract is a commitment to buy or sell a foreign currency at a future date at a negotiated exchange rate. The Funds bear the market risk which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains on foreign exchange transactions.

                  I. USE OF ESTIMATES. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared in accordance with generally accepted accounting principles. Changes in the economic environment, financial markets and any other parameters used in determing these estimates could cause actual results to differ from these amounts.






         3. INVESTMENT ADVISORY AND ADMINISTRATION CONTRACTS AND DISTRIBUTION AGREEMENT. The Company has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Equitable Securities Corporation ("ESC") or (the "Adviser"). The Investment Advisory Agreement provides for the Adviser to be paid a fee calculated and accrued daily and paid monthly at the annual rates of 1.25% of such average daily net assets for ESC Strategic Growth Fund, and Esc Strategic Value Fund, and 1.00% of such net assets for each of the other Funds. The Adviser provides portfolio management supervision and certain administrative, clerical and bookkeeping services for the Company. The Adviser has entered into agreements with various portfolio managers (the "Managers") to provide portfolio management services for the Funds. Equitable Asset Management, a wholly-owned subsidiary of the Adviser, provides portfolio management services for Small Cap, Growth Funds, and Value Funds and approximately one-third of the assets of the Appreciation Fund. The Adviser has retained various other Managers to advise the Global Equity Fund, Income Fund and the remaining assets of the Appreciation Fund. Any fees payable under these agreements with the Managers are paid by the Adviser. For the period from May 7,1997 (commencement of operations) through September 30, 1997, the Adviser voluntarily waived fees of $13,029 for the Value Fund.

         BISYS Fund Services, Inc ("BISYS") provided the funds with administrative, fund accounting, dividend and capital gain distribution disbursing and transfer agency services. All services were subject to the supervision of the Company's Board of Directors and officers pursuant to the administration agreement (the "Administration Agreement"). The services under the Administration Agreement included day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Funds' arrangement with their custodian and assistance in the preparation of the Company's Registration Statement under federal and state laws. Pursuant to the Administration Agreement, Bisys is entitled to a monthly fee for its services at the annual rate of 0.15% of the average daily net assets of the Funds and was accrued daily.

         Pursuant to a Transfer Agent Agreement between the Funds and BISYS, BISYS provided the Funds with transfer and dividend and capital gain disbursing agent services, for which it received a fee of $15.00 per account per year subject to a required minimum fee of $10,000 for each Fund, plus out-of-pocket expenses. Pursuant to the Fund Accounting Agreement between the Funds and BISYS, BISYS assisted the Funds in calculating net asset values and provided certain other account services for each Fund for an annual fee of $30,000 per Fund plus out-of-pocket expenses.

         For the period from May 7, 1997 (commencement of operations) through September 30, 1997, BISYS was entitled to the following fees excluding out-of-pocket expenses:


                                                      Transfer         Fund
                              Administration          Agency         Accounting
                              --------------          --------       ----------
         Value                $ 4,018                 $ 2,104        $ 11,927

         For the period ended September 30, 1997, BISYS voluntarily waived administration fees of $1,808 for the Value Fund.

          ESC has voluntarily agreed to reimburse the Funds to the extent that their ratios of expenses to average net assets exceed certain percentages as follows: Appreciation -- 2.00% (Class A), 2.50% (Class D); Global Equity -- 2.50% (Class A), 3.00% (Class D); Small Cap -- 2.00% (Class A), 2.50% (Class D);
Income -- 2.00% (Class A), 2.50% (Class D), Growth -- 2.00% (Class A), 2.50%
(Class D), and Value -- 2.00% (Class A), 2.50% (Class D). Accordingly, no reimbursements were necessary for the Appreciation, Global Equity, Small Cap, Income, Growth, or Value Funds.

         The Company has entered into a distribution agreement (the "Distribution Agreement") with ESC. Under the Distribution Agreement, ESC as agent for the Funds, agrees to use its best efforts as sole distributor of the Funds' shares. Under the Plan of Distribution, Class A shares will pay the Distributor a fee at an annual rate up to 0.25% of the value of average daily net assets of Class A shares in return for financing certain distribution and shareholder service activities related to Class A shares. During the period ended September 30, 1997, the actual rates incurred by the Value Fund's Class A shares was 0.14%. The Plans provide that Class D shares will pay the Distributor amounts up to an annual rate up to 0.75% of the average daily net assets of Class D shares to finance certain distribution and shareholder services activities related to Class D shares. During the period ended September 30, 1997, the actual rates incurred by Value Fund's Class D shares was 0.14%.

         During the period ended September 30, 1997,the Value Fund paid brokerage commissions of $21,375, to Equitable Securities, a subsidiary of the Adviser's subsidiary, Equitable Trust Company.


4.  SECURITIES TRANSACTIONS.

         A. PURCHASE AND SALES TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, were $ 7,110,399 and $276,446, respectively.

5. CAPITAL SHARE TRANSACTIONS.
         The company is authorized to issue 650 million shares of capital stock with a par value of $.001 each. Transactions in shares of the Value Fund for the period ended September 30, 1997:

         CLASS A
         Begining Balance                                             0
                                                                      -
         Shares Sold                                                  839,229
         Shares issued in reinvestment of dividends                   0
         Shares redeemed                                              (20)
                                                                      ----

         Net increase in shares                                       839,209
                                                                      -------
         Ending Balance                                               839,209

         CLASS D
         Begining Balance                                             0
                                                                      -
         Shares Sold                                                  160,985
         Shares issued in reinvestment of dividends                   0
         Shares redeemed                                              (35)
                                                                      ----

         Net increase in shares                                       160,950
                                                                      -------
         Ending Balance                                               160,950


6. MULTIPLE MANAGER STRATEGY. The Adviser uses the Multiple Manager Strategy for certain of the Funds from time to time. Under this strategy, the Adviser allocates portions of a Fund's assets among multiple specialist Managers with dissimilar investment styles and security selection disciplines. The Adviser monitors the performance both of the total Fund portfolio and of each Manager and will reallocate Fund assets among individual Manager's, or recommend to the Company that it employ or terminate particular Manager's, to the extent the Adviser deems appropriate to achieve the overall objectives of the particular Fund.

     The Managers are as follows:


            ESC Strategic Income Fund - Llama Asset Management Company, L.P.;
                    Cincinnati Assert Management, Inc. and Murray Johnstone International Limited.

            ESC Strategic Global Equity Fund - GlobeFlex Capital, L.P. and
                    Murray Johnstone International Limited.

            ESC Strategic Small Cap Fund - Equitable Asset Management, Inc.

            ESC Strategic Appreciation Fund - GlobeFlex Capital, L.P.; Brandes
                     Investment Partners, Inc., Scott & Stringfellow Capital Management, Inc. And Equitable Asset Management, Inc.

            ESC Strategic Growth Fund - Equitable Asset Management, Inc.

            ESC Strategic Value Fund - Equitable Asset Management, Inc.

         Equitable Asset Management, Inc. Is an affiliate of the Adviser.

7. OFF-BALANCE SHEET RISK. The Funds may invest in various financial instruments with off-balance sheet risk. These financial instruments include taking positions in foreign currency contracts. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of the day's trading. When the forward contract is closed, the Fund records a realized gain or loss between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund's enter into such contracts for the purpose of hedging exposure to change in foreign currency exchange rates on their portfolio holdings. A lack of correlation between the price of the security and the underlying contract could result in a loss to the Funds.

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial Statements:

           Included in the Prospectus:

           (1)   Financial Highlights for the periods ended March
                 31, 1997


      Included in the Statement of Additional Information:

           (1)   Portfolio of Investments at March 31, 1997.*
           (2)   Statements of Assets and Liabilities dated March 31, 1997.*
           (3) Statements of Operations for the fiscal year ended March 31, 1997 (audited).*
           (4)   Statements of Changes in Net Assets for the fiscal periods ended March 31, 1997 and March 31, 1996 (audited).*
           (5)   Notes to Financial Statements at March 31, 1997 (audited).*
           (6) Financial Highlights for the fiscal periods ended March 31, 1997. (audited)*
           (7)   Report of Independent Accountants.*
           (8) Portfolio of Investments for the ESC Strategic Value Fund dated September 30, 1997 (unaudited).
           (9) Statements of Assets and Liabilities for the ESC Strategic Value Fund dated September 30, 1997 (unaudited).
           (10) Statements of Operations for the ESC Strategic Value Fund dated September 30, 1997 (unaudited).
           (11)  Statements of Changes in Net Assets for the ESC Strategic
                 Value Fund dated September 30, 1997 (unaudited).
           (12) Notes to Financial Statements dated September 30, 1997 (unaudited).


      (b)  Exhibits:


           (1)   (a)  Articles of Incorporation of Registrant. (1)
                 (b)  Certificate of Correction. (1)
                 (c)  Articles of Amendment. (Growth) (5)
                 (d)  Articles of Amendment. (Value) (5)

           (2)   By-laws of Registrant. (1)

           (3)   Not applicable.

           (4) Specimen certificates of shares of common stock of Registrant. (1)

           (5)    (a)  Investment Advisory Agreement. (6)
                  (b) Portfolio Management Agreement for ESC Strategic Growth Fund. (4)
                  (c) Portfolio Management Agreement for other Funds of Registrant. (2)
                  (d) Portfolio Management Agreement with Cincinnati Asset Management, Inc. (2)
                  (e) Portfolio Management Agreement for ESC Strategic Value Fund. (5)

           (6)    (a)  Master Distribution Contract. (2)
                  (b) Distribution Contract Supplements for ESC Strategic Growth Fund. (4)
                  (c) Distribution Contract Supplements for other Funds of Registrant. (2)

                  (d) Distribution Contract Supplements for ESC Strategic Value Fund. (5)
                  (e)  Form of Dealer and Selling Group Agreement. (1)
                  (f)  Form of Escrow Agreement. (1)

            (7)   Not applicable.

            (8)   Custody Agreement. (2)

            (9)   (a)  Administrative Services Contract. (5)
                  (b)  Transfer Agency Agreement. (5)
                  (c)  Sub-Transfer Agency Agreement. (2)
                  (d)  Accounting Agent Contract. (5)
                  (e)  Form of Services Agreement. (1)

            (10)  Opinion of Counsel. (1)

            (11)  Consent of Independent Accountants filed herewith.

            (12) Financial Statements in the Registrant's Annual Report for the fiscal year ended March 31, 1997 as filed with the Commission on June 5, 1997 are incorporated herein by reference.

            (13)  (a)  Purchase Agreement. (2)
                  (b)  Purchase Agreement for ESC Strategic Growth Fund (5)
                  (c)  Purchase Agreement for ESC Strategic Value Fund (5)

            (14)  Not applicable.

            (15)  (a)  Form of Master Distribution Plan. (1)
                  (b) Distribution Plan Supplements for ESC Strategic Growth Fund (4)
                  (c)  Forms of Distribution Plan Supplement. (1)
                  (d) Distribution Plan Supplements for ESC Strategic Value Fund (4)

            (16)  (a) Schedules for Computation.
                  (b) Schedules for Computation.

            (17)  Financial Data Schedules

            (18)  Multi-Class Plan, as amended January 14, 1997 (5)

            (19)  Power of Attorney in favor of Jeffrey L. Steele (1)

  * Incorporated by reference to the Registrant's Annual Report filed with the Securities and Exchange Commission on May 5, 1997.

 (1) Filed with Pre-Effective Amendment No. 3, April 5, 1994, and are incorporated herein by reference.

 (2) Filed with Post-Effective Amendment No. 2, July 28, 1995, and are incorporated herein by reference.

 (3) Filed with Post-Effective Amendment No. 3, July 26, 1996, and are incorporated herein by reference.

 (4) Filed with Post-Effective Amendment No. 6, December 5, 1996 and are incorporated herein by reference.

 (5) Filed with Post-Effective Amendment No. 7, February 18, 1997 and are incorporated herein by reference.

 (6) Filed with Post-Effective Amendment No. 8, July 29, 1997 and are incorporated herein by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


      As of October 9, 1997, the number of record holders of each class of shares of each Fund was as follows:



                                                                  NUMBER OF
            FUND/CLASS                                          RECORD OWNERS
            ----------                                          -------------
ESC Strategic Appreciation Fund
  Class A                                                            438
  Class D                                                            200

ESC Strategic Global Equity Fund
  Class A                                                            290
  Class D                                                             85

ESC Strategic Small Cap Fund
  Class A                                                          3,832
  Class D                                                          1,123

ESC Strategic Income Fund
  Class A                                                            113
  Class D                                                             30

ESC Strategic Growth Fund
  Class A                                                            603
  Class D                                                            230

ESC Strategic Asset Preservation Fund                                  0

ESC Strategic Value Fund
  Class A                                                            340
  Class D                                                             75



ITEM 27.     INDEMNIFICATION

             Reference is made to Article VII of Registrant's Articles of Incorporation.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Articles of Incorporation or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Investment Company Act of 1940 and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Investment Company Act of 1940 and will be governed by the final adjudication of such issues.

ITEM 28.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

             Equitable Securities Corporation, the investment adviser to ESC Strategic Funds, Inc., is a New York Stock Exchange member investment banking and securities brokerage firm. The names of Equitable Securities Corporation's directors and officers and their business and other connections for at least the past two years are as follows: (1)

                                                             BUSINESS AND
NAME                               TITLE                     OTHER CONNECTIONS
----                               -----                     -----------------
William H. Cammack, Sr.      Chairman, Managing              Position with
                             Director and Director           Equitable
                                                             Securities
                                                             Corporation, 1972
                                                             to present;

                             Director and President          ESC Strategic
                                                             Funds, Inc.,
                                                             1994 to present.

Katie H. Gambill             President, Head of              Position with
                             Equity Capital                  Equitable
                             Markets, Managing               Securities
                             Director and Director           Corporation,
                                                             1972 to present.


William P. Johnston          Chief Executive                 Position with
                             Officer, Managing               Equitable
                             Director and Director           Securities
                                                             Corporation,
                                                             1987 to present.

Hershel L. Smith, Jr.        Chief Financial                 Position with
                             Officer, Chief                  Equitable
                             Operations Officer              Securities
                             and Managing Director           Corporation,
                                                             1986 to present.

Tom R. Steele                Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1988 to present.

W. Howard Cammack, Jr.       Managing Director and           Position with
                             Director                        Equitable
                                                             Securities
                                                             Corporation,
                                                             1979 to present;

                             Director and                    ESC Strategic
                             Treasurer,                      Funds, Inc.,
                                                             1994 to present.

Raymond H. Pirtle, Jr.       Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1989 to present

Stephen S. Riven             Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1989 to present

Roger T. Briggs, Jr.         Managing Director               Position with
                                                             Equitable
                                                             Securities
                                                             Corporation,
                                                             1995 to present

     (1) The address of all Directors and Officers of Equitable Securities Corporation is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37279-1743.

ITEM 29. PRINCIPAL UNDERWRITERS

      (a) Not applicable.

      (b)


NAME AND PRINCIPAL              POSITIONS AND OFFICES      POSITIONS  AND OFFICES
BUSINESS ADDRESS(1)             WITH UNDERWRITER           WITH REGISTRANT
-------------------             ----------------           ---------------
William H. Cammack, Sr.         Chairman, Managing         Director and
                                Director                   President

Katie H. Gambill                President, Head of         None
                                Equity Capital
                                Markets, Managing
                                Director and Director

William P. Johnston             Chief Executive            None
                                Officer, Managing
                                Director and Director

Hershel L. Smith, Jr.           Chief Financial            None
                                Officer, Chief
                                Operations Officer
                                and Managing Director

Tom R. Steele                   Managing Director          None

W. Howard Cammak, Jr.           Managing Director          None

Raymond H. Pirtle, Jr.          Managing Director          None

Stephen S. Riven                Managing Director          None

Roger T. Briggs, Jr.            Managing Director          None

Tom R. Steele                   Managing Director and      None
                                Director

W. Howard Cammack, Jr.          Managing Director and      Director and Treasurer
                                Director

     (1) The address of all directors and officers is 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743.

     (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

     (1) Equitable Securities Corporation, 800 Nashville City Center, 511 Union Street, Nashville, Tennessee 37219-1743 (records relating to its functions as investment adviser and distribution - all portfolios).

     (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator).

     (3) ESC Strategic Funds, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and Fund accountant).

     (4) Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrant's Agreement and Declaration of Trust, and Code of Regulations).

ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

     (a)   Not applicable.

     (b) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 9 to Registrant's Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Washington, D.C. on the 29th day of October, 1997.


ESC STRATEGIC FUNDS, INC.                       ESC STRATEGIC FUNDS, INC.

                                                By: /s/ *
  *                                             -------------------------------
William H. Cammack, Sr.                         Wm. H. Cammack, Jr.
President                                       Treasurer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 9 to Registrant's Registration Statement has been signed by the following persons in the capacities indicated on the 29th day of October, 1997.



SIGNATURE                                                 TITLE
---------                                                 -----
/s/      *
-----------------------
William H. Cammack, Sr.                         Director and President

/s/      *
-----------------------
William H. Cammack, Jr.                         Director and Treasurer

/s/      *
-----------------------
J. Bransford Wallace                            Director

/s/      *
-----------------------
Brownlee O. Currey, Jr.                         Director

/s/      *
-----------------------
E. Townes Duncan                                Director

/s/                                             Assistant Treasurer


                                                *By: /s/
                                                    ---------------------------
                                                Jeffrey L. Steele
                                                Attorney-in-Fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION
------               -----------
11          --       Consent of Price Waterhouse LLP
16          --       Schedule for Computation of Performance Quotations
17          --       Financial Data Schedules for fiscal year ended March 31,
                     1997 and for the ESC Strategic Value Fund dated September
                     30, 1997